SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.      )
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☐ Soliciting Material Pursuant to § 240.14a-12
GEN-PROBE INCORPORATED

(Name of Registrant as Specified In Its Charter)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT FOR THE 2006 ANNUAL MEETING OF STOCKHOLDERS
QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING
PROPOSAL 1
PROPOSAL 2
PROPOSAL 3
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION AND OTHER INFORMATION
SUMMARY COMPENSATION TABLE
PERFORMANCE MEASUREMENT COMPARISON(1)
GEN-PROBE INCORPORATED AUDIT COMMITTEE CHARTER
THE 2003 INCENTIVE AWARD PLAN OF GEN-PROBE INCORPORATED

10210 Genetic Center Drive
San Diego, California 92121
Dear Fellow Stockholders:
      You are cordially invited to attend our Company’s Annual Meeting of Stockholders on Wednesday, May 17, 2006 at the corporate headquarters of the Company at 10210 Genetic Center Drive, San Diego, California 92121. The formal meeting will begin at 10:00 a.m., at which time I will ask you to vote on the following three proposals: Proposal 1: Election of two directors whose term of office will expire in 2009; Proposal 2: Approval of an amendment to The 2003 Incentive Award Plan of the Company to increase the number of shares of common stock authorized for issuance by 3,000,000 shares; and Proposal 3: Ratification of Independent Registered Public Accounting Firm. Following the meeting, I will report on the Company’s business.
      As background regarding Proposal 2, The 2003 Incentive Award Plan (the “2003 Plan”) was originally adopted three years ago, with a 5,000,000 (split-adjusted) share authorization. As of March 31, 2006, approximately 759,000 shares remained available for issuance under the 2003 Plan. We currently believe that this share availability, together with the 3,000,000 shares we are seeking approval for in Proposal 2 and the approximately 152,000 shares available for issuance under our other equity plans, will be sufficient for anticipated award grants to employees, including executive officers, and our independent directors during the years 2006, 2007 and 2008.
      Your vote is very important to us. The items of business to be considered at the Annual Meeting are more fully described in the accompanying proxy statement. Please review the enclosed proxy materials and send in your vote today.
      I look forward to seeing you at the Annual Meeting.

Sincerely,

Henry L. Nordhoff
Chairman, President and Chief Executive Officer

10210 Genetic Center Drive
San Diego, California 92121
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 17, 2006
Dear Stockholder:
      You are cordially invited to attend the Annual Meeting of Stockholders of Gen-Probe Incorporated, a Delaware corporation (the “Company”). The meeting will be held on Wednesday, May 17, 2006 at 10:00 a.m. local time at the corporate headquarters of the Company at 10210 Genetic Center Drive, San Diego, California 92121, for the following purposes:

1. To elect two directors to hold office until the 2009 Annual Meeting of Stockholders.

2. To approve an amendment to The 2003 Incentive Award Plan of the Company to increase the number of shares of common stock authorized for issuance by 3,000,000 shares.

3. To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2006.

4. To conduct any other business properly brought before the meeting.
      These items of business are more fully described in the Proxy Statement accompanying this Notice.
      The record date for the Annual Meeting is March 24, 2006. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

Henry L. Nordhoff
Chairman, President and Chief Executive Officer
San Diego, California
April 12, 2006
You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy, or vote over the telephone or the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

GEN-PROBE INCORPORATED
10210 Genetic Center Drive
San Diego, California 92121
PROXY STATEMENT
FOR THE 2006 ANNUAL MEETING OF STOCKHOLDERS
May 17, 2006
QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING
Why am I receiving these materials?
      We sent you this proxy statement and the enclosed proxy card because the Board of Directors of Gen-Probe Incorporated (sometimes referred to as the “Company” or “Gen-Probe”) is soliciting your proxy to vote at the 2006 Annual Meeting of Stockholders. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the annual meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or on the Internet.
      We intend to mail this proxy statement and accompanying proxy card on or about April 12, 2006 to all stockholders of record entitled to vote at the annual meeting.
Who can vote at the annual meeting?
      Only stockholders of record at the close of business on March 24, 2006 will be entitled to vote at the annual meeting. On this record date, there were 51,547,856 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name
      If on March 24, 2006 your shares were registered directly in your name with Gen-Probe’s transfer agent, Mellon Investor Services, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the annual meeting or vote by proxy. Whether or not you plan to attend the annual meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank
      If on March 24, 2006 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.
What am I voting on?
      There are three matters scheduled for a vote:

•	Election of two directors;

•	Amendment of The 2003 Incentive Award Plan of the Company to increase the number of shares authorized for issuance by 3,000,000 shares; and

•	Ratification of the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2006.
How do I vote?
      You may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name
      If you are a stockholder of record, you may vote in person at the annual meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone, or vote by proxy on the Internet. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the annual meeting and vote in person if you have already voted by proxy.

•	To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

•	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

•	To vote over the telephone, available for USA, Canada and Puerto Rico stockholders only, dial toll-free 1-866-540-5760 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 p.m. Eastern Time on May 16, 2006 to be counted.

•	To vote on the Internet, go to http://www.proxyvoting.com/gpro to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 p.m. Eastern Time on May 16, 2006 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank
      If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Gen-Probe. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker, bank or other agent. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.
We provide telephone and Internet proxy voting to allow you to vote your shares telephonically and on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your telephone or Internet access, such as usage charges from telephone companies and Internet access providers.
How many votes do I have?
      On each matter to be voted upon, you have one vote for each share of common stock you owned as of March 24, 2006.

What if I return a proxy card but do not make specific choices?
      If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” the election of both nominees for director, “For” the amendment to The 2003 Incentive Award Plan and “For” the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2006. If any other matter is properly presented at the annual meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his best judgment.
Who is paying for this proxy solicitation?
      We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees and Mellon Investor Services LLC may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies, but Mellon Investor Services LLC will be paid its customary fee of approximately $10,000 plus out-of-pocket expenses for its services. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one proxy card?
      If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
      Yes. You can revoke your proxy at any time before the final vote at the annual meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date.

•	You may send a written notice that you are revoking your proxy to Gen-Probe’s Corporate Secretary at 10210 Genetic Center Drive, San Diego, California 92121.

•	You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.
      If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.
When are stockholder proposals due for next year’s annual meeting?
      To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 13, 2006, to Gen-Probe’s Corporate Secretary at 10210 Genetic Center Drive, San Diego, California 92121. If you wish to submit a proposal that is not to be included in next year’s proxy materials or nominate a director, you must do so by no later than February 16, 2007 and no earlier than January 17, 2007. If you wish to bring a matter before the stockholders at next year’s annual meeting and you do not notify Gen-Probe before February 16, 2007, the Company’s management will have discretionary authority to vote all shares for which it has proxies in opposition to the matter.
How are votes counted?
      Votes will be counted by the inspector of election appointed for the annual meeting, who will separately count “For” and “Withhold” and, with respect to proposals other than the election of directors, “Against” votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as “Against” votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

      If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange (“NYSE”) on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.
How many votes are needed to approve each proposal?

•	For the election of directors, the two nominees receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected. Only votes “For” and “Withheld” will affect the outcome. Broker non-votes will have no effect.

•	To be approved, Proposal No. 2, amendment of The 2003 Incentive Award Plan of the Company to increase the number of shares of common stock authorized for issuance by 3,000,000 shares, must receive “For” votes from the majority of shares present and entitled to vote either in person or by proxy. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

•	To be approved, Proposal No. 3, ratification of the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2006, must receive “For” votes from the majority of shares present and entitled to vote either in person or by proxy. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.
What is the quorum requirement?
      A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are represented by stockholders present at the annual meeting or by proxy. On March 24, 2006, the record date, there were 51,547,856 shares outstanding and entitled to vote. Thus, 25,773,929 of these shares must be represented by stockholders present at the annual meeting or by proxy to have a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the annual meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting may adjourn the annual meeting to another date.
How can I find out the results of the voting at the annual meeting?
      Preliminary voting results will be announced at the annual meeting. Final voting results will be published in the Company’s quarterly report on Form 10-Q for the second quarter of 2006.

PROPOSAL 1
ELECTION OF DIRECTORS
      Gen-Probe’s Board of Directors is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class shall serve for the remainder of the full term of that class, and until the director’s successor is elected and qualified. This includes vacancies created by an increase in the number of directors.
      The Board of Directors presently has nine members. On February 9, 2006, Dr. Gerald D. Laubach announced that he would retire and not stand for re-election as of the annual meeting. As of the annual meeting, the size of the Board of Directors will be reduced to eight members, with two directors in the class whose term of office expires at the annual meeting. Mr. Nordhoff is currently a director of the Company who was previously elected by the stockholders. Mr. Brown was recommended for election to the Company’s Board by the Nominating and Corporate Governance Committee of the Board of Directors, comprised of non-management directors of the Company. Mr. Brown was elected to the Board by the full Board of Directors in December 2005. If elected at the annual meeting, each of these nominees would serve until the 2009 annual meeting and until his successor is elected and has qualified, or until the director’s earlier death, resignation or removal. It is the Company’s policy to encourage our directors and nominees for directors to attend our annual meetings of stockholders. All of our directors attended the 2005 Annual Meeting of Stockholders, including the nominees for election as a director at the 2005 Annual Meeting of Stockholders.
      Directors are elected by a plurality of the votes properly cast in person or by proxy. The two nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by the Company’s management. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.
      The following is a brief biography of each nominee and each director whose term will continue after the annual meeting.
Nominees for Election to the Board of Directors
For a Three-Year Term Expiring at the
2009 Annual Meeting of Stockholders

Name	Age	Present Position with the Company

John W. Brown	71	Director
Henry L. Nordhoff	64	Chairman, President and Chief Executive Officer
      John W. Brown, has served as a director of the Company since December 22, 2005. Mr. Brown has served as Chairman of the Board of Stryker Corporation, a worldwide leader in orthopedic medical devices, since January 1981. He was previously the President and Chief Executive Officer of Stryker from February 1977 to June 2003, and Chief Executive Officer of Stryker from June 2003 through December 2004. He is also a director of St. Jude Medical, Inc., the American Business Conference, an association of mid-size growth companies, and Chair of the Institute for Health Technology Studies. Mr. Brown received a bachelor’s degree in Chemical Engineering from Auburn University.
      Henry L. Nordhoff, has served as a director of the Company since July 1994. Mr. Nordhoff joined the Company in July 1994 as Chief Executive Officer and President and was elected Chairman of the Board in September 2002. Prior to joining the Company, he was President and Chief Executive Officer of TargeTech, Inc., a gene therapy company that was merged into Immune Response Corporation. Prior to that, Mr. Nordhoff was at Pfizer, Inc. in senior positions in Brussels, Seoul, Tokyo and New York. He received a

B.A. in international relations and political economy from Johns Hopkins University and an M.B.A. from Columbia University. Mr. Nordhoff is also a member of the board of directors of Mannkind Corporation.
      The Board of Directors recommends a vote in favor of each named nominee.
Directors Continuing in Office until the
2007 Annual Meeting of Stockholders

Name	Age	Present Position with the Company

Mae C. Jemison, M.D.	49	Director
Brian A. McNamee, M.B.B.S.	49	Director
Armin M. Kessler	68	Director
      Mae C. Jemison, M.D., has served as a director of the Company since March 2004. Dr. Jemison has been President and founder of BioSentient Corporation, a medical devices company specializing in ambulatory physiologic monitoring, since December 2000. She has also been President of The Jemison Group, Inc. since 1993. The Jemison Group is a technology consulting company that applies and integrates science and advanced technology considering the worldwide social and technological circumstances of the users. Dr. Jemison founded and directs The Earth We Share, an international science camp for students ages 12 to 16 worldwide. She was a professor of Environmental Studies of Dartmouth College from 1996 to 2001. From 1987 to 1993, she was an astronaut with the National Aeronautics and Space Administration (NASA) and was a member of the Space Shuttle Endeavour Flight in September 1992. Dr. Jemison is also a director of Scholastic, Inc., a publishing company, Valspar Corporation and Kimberly-Clark Corporation and a member of the Institute of Medicine of the National Academy of Sciences. Dr. Jemison is the Chairman of the Texas Product Development and Small Business Incubator Board and the Biotechnical and Life Science Industry Cluster for the State of Texas. Dr. Jemison received a B.S. in chemical engineering and fulfilled the requirements for an A.B. in African and Afro-American Studies from Stanford University in 1977, and received a doctorate degree in medicine from Cornell University in 1981.
      Brian A. McNamee, M.B.B.S., has served as a director of the Company since September 2002. Dr. McNamee has been Chief Executive Officer and Managing Director of CSL Ltd. since 1990. CSL is a leading biopharmaceutical company in Australia with significant activities in human plasma and vaccines. Dr. McNamee received a medical degree from the University of Melbourne.
      Armin M. Kessler, has served as a director of the Company since November 2002. Mr. Kessler served as Chief Operating Officer of Hoffman-La Roche in Basel, Switzerland from 1990 to 1995. Prior to being appointed Chief Operating Officer, Mr. Kessler held several senior positions at Hoffman-La Roche, including head of the diagnostics and pharmaceutical divisions of the organization. Earlier positions in his career included Director of Pharmaceutical Marketing Worldwide for Novartis (formerly Sandoz) and President of Sandoz KK in Tokyo. Mr. Kessler currently serves on the board of Actelion Ltd, PRA International and The Medicines Company, and has served on the boards of Hoffman-La Roche, Syntex Chemicals and Genentech. Mr. Kessler received a degree in Physics and Chemistry from Pretoria University in South Africa, a degree in chemical engineering from the University of Cape Town, South Africa, a juris doctorate from Seton Hall University, and a Dr.hc. in Business Administration from the University of Pretoria.
Directors Continuing in Office until the
2008 Annual Meeting of Stockholders

Name	Age	Present Position with the Company

Raymond V. Dittamore	63	Director
Abraham D. Sofaer	67	Director
Phillip M. Schneider	50	Director

      Raymond V. Dittamore, has served as a director of the Company since August 2002. Mr. Dittamore is a retired audit partner of the international accounting firm of Ernst & Young LLP. Mr. Dittamore retired from Ernst & Young in 2001 after 35 years of service with the firm, including 14 years as the managing partner of the firm’s San Diego office. His practice in San Diego focused on companies in the life sciences industry, and he was a collaborative editor for Ernst & Young’s annual biotechnology report. Mr. Dittamore is a member of the board of directors of Invitrogen Corporation, Qualcomm Incorporated, and Digirad Corporation. Mr. Dittamore received a B.S. in accounting from San Diego State University.
      Abraham D. Sofaer, has served as a director of the Company since August 2002. Since 1994, Mr. Sofaer has been the George P. Shultz Distinguished Scholar and Senior Fellow, The Hoover Institution, Stanford University. He previously served as a United States District Judge for the Southern District of New York, as the senior Legal Adviser for the United States Department of State, as a Professor at Columbia University School of Law, and as a partner in the New York law firm of Hughes, Hubbard & Reed. Mr. Sofaer is a member of the board of directors of NTI, Inc. and Rambus, Inc. He received a B.A. in history from Yeshiva College and an L.L.B. from New York University School of Law.
      Phillip M. Schneider, has served as a director of the Company since November 2002. Mr. Schneider is the former Chief Financial Officer of IDEC Pharmaceuticals Corporation. During his 15-year tenure at IDEC, he served as Senior Vice President and Chief Financial Officer where he played an integral role in the company’s growth. Prior to his association with IDEC, Mr. Schneider held various management positions at Syntex Pharmaceuticals Corporation and was previously with KPMG, LLP. Mr. Schneider is a member of the board of directors of CancerVax Corporation and Targegen, Inc. Mr. Schneider holds an M.B.A. from the University of Southern California and a B.S. in biochemistry from the University of California at Davis.
Independence of the Board of Directors
      As required under The Nasdaq Stock Market (“Nasdaq”) listing standards, a majority of the members of a listed company’s Board of Directors must qualify as “independent,” as affirmatively determined by the Board of Directors. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent Nasdaq listing standards, as in effect from time to time. Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent registered public accounting firm, the Board affirmatively has determined that the following directors are independent directors within the meaning of the applicable Nasdaq listing standards: John W. Brown, Raymond V. Dittamore, Mae C. Jemison, M.D., Armin M. Kessler, Gerald D. Laubach, Ph.D., Brian A. McNamee, M.B.B.S., Phillip M. Schneider and Abraham D. Sofaer. In making this determination, the Board found that none of the directors or nominees for director, other than Mr. Nordhoff, have a material or other disqualifying relationship with the Company. Mr. Nordhoff, the Chairman, President and Chief Executive Officer of the Company, is not an independent director.
Information Regarding the Board of Directors and its Committees
      In November 2003, the Board of Directors documented the governance practices followed by the Company by adopting Corporate Governance Guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate the Company’s business operations as needed and to make decisions that are independent of the Company’s management. The guidelines are also intended to align the interests of directors and management with those of the Company’s stockholders. The Corporate Governance Guidelines set forth the practices the Board follows with respect to board composition and selection, board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, and board committees and compensation. The Corporate Governance Guidelines were adopted by the Board to, among other things, reflect changes to the Nasdaq listing standards and Securities and Exchange Commission (“SEC”) rules adopted to implement provisions of the Sarbanes-Oxley Act of 2002. The Corporate Governance Guidelines, as well as the charters for each of the Audit

Committee, Compensation Committee and Nominating and Corporate Governance Committee of the Board, may be viewed at www.gen-probe.com.
      As required under applicable Nasdaq listing standards, in fiscal 2005, the Company’s independent directors met four times in regularly scheduled executive sessions at which only independent directors were present. Persons interested in communicating with the independent directors regarding their concerns or issues may address correspondence to a particular director or to the independent directors generally, in care of Gen-Probe Incorporated, Attention: Corporate Secretary, 10210 Genetic Center Drive, San Diego, California 92121.
      The Board has five committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, a Special Awards Committee, and a Succession Planning Committee. The following table provides membership and meeting information for fiscal 2005 for each of the Board committees:

Committee Members	Audit		Compensation		Governance		Awards		Succession

John W. Brown					X				X
Raymond V. Dittamore	X				X				X
Mae C. Jemison, M.D.			X
Armin M. Kessler			X	*	X				X	*
Gerald D. Laubach, Ph.D.	X		X
Brian A. McNamee, M.B.B.S.			X						X
Henry L. Nordhoff							X		X
Phillip M. Schneider	X	*
Abraham D. Sofaer	X				X	*
Total meetings in 2005	7		6		5		0	(†)	2

*	Committee Chairperson

(†)	The Special Awards Committee acted only by written consent during 2005.
      Below is a description of each committee of the Board of Directors. The Board of Directors has determined that, except as specifically described below, each member of each committee meets the applicable rules and regulations regarding independence and that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to the Company.
Audit Committee
      The Audit Committee of the Board of Directors oversees the Company’s corporate accounting and financial reporting process. For this purpose, the Audit Committee performs several functions. The Audit Committee evaluates the performance of and assesses the qualifications of the independent registered public accounting firm; determines and approves the engagement of the independent registered public accounting firm; determines whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm; reviews and approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent registered public accounting firm on the Company’s audit engagement team as required by law; confers with management and the independent registered public accounting firm regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; reviews the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” portion of the Company’s periodic SEC filings; reviews the financial statements to be included in the Company’s Annual Report on Form 10-K; reviews earnings releases and financial information and guidance prior to public dissemination; oversees the internal audit function of the Company; and discusses with management and the independent registered public accounting firm the results of the annual audits and the results of the Company’s quarterly financial statements. Four directors comprise the Audit Committee: Mr. Schneider (Chairman), Mr. Dittamore, Dr. Laubach and Mr. Sofaer. As of the date of the annual meeting, Dr. Laubach will retire from the Board and service on the Audit Committee. The Audit Committee met seven times during 2005. The Audit Committee has adopted a written Audit Committee Charter that is attached as Appendix A to these proxy materials.
      The Board of Directors annually reviews the Nasdaq listing standards definition of independence for Audit Committee members and has determined that all members of the Company’s Audit Committee are independent (as independence is currently described in Rule 4350(d)(2)(A)(i) and (ii) of the Nasdaq listing standards). The Board of Directors has determined that Mr. Schneider and Mr. Dittamore each qualify as an “audit committee financial expert,” as defined in applicable SEC rules. The Board made a qualitative assessment of Mr. Schneider’s and Mr. Dittamore’s level of knowledge and experience based on a number of factors, including their formal education and, in the case of Mr. Schneider, his experience as a chief financial officer for a public reporting company, and in the case of Mr. Dittamore, his experience as a partner with Ernst & Young LLP. In addition to the Company’s Audit Committee, Mr. Schneider also serves as Chairman of the Audit Committee of CancerVax Corporation and Targegen, Inc. In addition to the Company’s Audit Committee, Mr. Dittamore also serves as Chairman of the Audit Committees of Invitrogen Corporation and Digirad Corporation and as a member of the Audit Committee of Qualcomm Corporation. Mr. Sofaer also serves as a member of the Audit Committee of NTI, Inc. and Rambus, Inc. The Board of Directors has determined that such simultaneous service does not impair Mr. Schneider’s, Mr. Dittamore’s or Mr. Sofaer’s respective ability to effectively serve on the Company’s Audit Committee.
Compensation Committee
      The Compensation Committee of the Board of Directors reviews and approves the overall compensation strategy and policies for the Company. The Compensation Committee also reviews and approves corporate performance goals and objectives relevant to the compensation of the Company’s executive officers and other senior management; reviews and approves the compensation and other terms of employment of the Company’s Chief Executive Officer and the Company’s other executive officers; and administers the Company’s stock option and stock purchase plans. The Company’s Compensation Committee charter can be found on its corporate website at www.gen-probe.com. Four directors comprise the Compensation Committee: Mr. Kessler (Chairman), Dr. McNamee, Dr. Laubach and Dr. Jemison. As of the date of the annual meeting, Dr. Laubach will retire from the Board and service on the Compensation Committee. All members of the Company’s Compensation Committee are independent (as independence is currently defined in Rule 4200(a)(15) of the Nasdaq listing standards). The Compensation Committee met six times during 2005.
Nominating and Corporate Governance Committee
      The Nominating and Corporate Governance Committee of the Board of Directors is responsible for identifying, reviewing and evaluating candidates to serve as directors of the Company (consistent with criteria approved by the Board), reviewing and evaluating incumbent directors, recommending to the Board candidates for election to the Board of Directors, making recommendations to the Board regarding the membership of the committees of the Board, assessing the performance of management and the Board, and developing a set of corporate governance principles for the Company. The Company’s Nominating and Corporate Governance Committee charter can be found on its corporate website at www.gen-probe.com. Four directors comprise the Nominating and Corporate Governance Committee: Mr. Sofaer (Chairman), Mr. Brown, Mr. Kessler and Mr. Dittamore. All members of the Nominating and Corporate Governance Committee are independent (as independence is currently defined in Rule 4200(a)(15) of the Nasdaq listing standards). The Nominating and Corporate Governance Committee met five times during 2005.
      The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Nominating and Corporate Governance Committee also considers such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company’s stockholders. The Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee considers skills, diversity, age, and such other factors as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee must be independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote. To date, the Nominating and Corporate Governance Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates. To date, the Board has not received or rejected a timely director nominee for election at the upcoming annual meeting from a stockholder or stockholders holding more than 5% of our voting stock.
      At this time, the Nominating and Corporate Governance Committee does not consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee believes that it is in the best position to identify, review, evaluate and select qualified candidates for Board membership, based on the comprehensive criteria for Board membership approved by the Board.
Special Awards Committee
      The Special Awards Committee of the Board of Directors is responsible for making the further and final determination of specific grants of stock options and restricted stock awards to be made to certain individual non-officer employees of the Company pursuant to guidelines and terms established by the Compensation Committee of the Board. Mr. Nordhoff is the sole member of the Special Awards Committee. In this capacity, Mr. Nordhoff reviews and approves the monthly grants made to non-officer new hires of the Company and promotional grants to non-officer employees. Mr. Nordhoff, the Company’s President and Chief Executive Officer, is not independent (as independence is currently defined in Rule 4200(a)(15) of the Nasdaq listing standards). The Special Awards Committee acted by Unanimous Written Consent two times during 2005.
Succession Planning Committee
      The Succession Planning Committee is responsible for management succession planning for the Company. Five directors comprise the Succession Planning Committee: Mr. Kessler (Chairman), Mr. Brown, Mr. Dittamore, Dr. McNamee, and Mr. Nordhoff. All members of the Company’s Succession Planning Committee, except for Mr. Nordhoff, are independent (as independence is currently defined in Rule 4200(a)(15) of the Nasdaq listing standards). The Succession Planning Committee met two times during 2005.

Meetings of the Board of Directors
      The Board of Directors met 10 times during 2005. Each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he or she served, held during the period for which he or she was a director or committee member.
Stockholder Communications with the Board of Directors
      Historically, the Company has not adopted a formal process for stockholder communications with the Board of Directors. Nevertheless, the Company makes efforts to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. We believe our responsiveness to stockholder communications to the Board has been excellent. During the upcoming year, the Nominating and Corporate Governance Committee will consider the adoption of a formal process for stockholder communications with the Board and, if adopted, publish it promptly and post it to the Company’s website.
Code of Ethics
      The Company has adopted the Gen-Probe Incorporated Code of Ethics that applies to all officers, directors and employees. The Code of Ethics is available on our website at www.gen-probe.com. If the Company makes any substantive amendments to the Code of Ethics or grants any waiver from a provision of the Code to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.
Report of the Audit Committee of the Board of Directors
      The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial statements and reporting process, including the system of internal controls. The Audit Committee’s function is more fully described in its charter, which the Board has adopted. The Audit Committee reviews the charter on an annual basis.
      Each member of the Audit Committee is an independent director as determined by our Board of Directors, based on Nasdaq listing rules and the Company’s independence guidelines. Each member of the Audit Committee also satisfies the SEC’s additional independence requirements for members of audit committees.
      Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial reporting principles and procedures designed to ensure compliance with accounting standards, applicable laws and regulations; establishing and maintaining disclosure controls and procedures (as defined in Rule 13a-15(e) of the Securities Exchange Act of 1934 (the “Exchange Act”)); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting.
      The Company’s independent registered public accounting firm, Ernst & Young LLP, are responsible for performing an independent audit of the consolidated financial statements as well as expressing an opinion on the conformity of those financial statements with generally accepted accounting principles, management’s assessment of the effectiveness of the Company’s internal control over financial reporting, and the effectiveness of internal control over financial reporting.
      The Audit Committee has met and held discussions with management and the Company’s independent registered public accounting firm regarding the fair and complete presentation of the Company’s results, the audited financial statements of the Company for the fiscal year ended December 31, 2005, and management’s assessment of the effectiveness of the Company’s internal control over financial reporting. The Audit

Committee has discussed significant accounting policies applied by the Company in its financial statements, as well as alternative treatments.
      The Company has an Internal Audit Department that reports to the Audit Committee. The Audit Committee reviews and approves the internal audit plan once a year and receives periodic updates of internal audit activity in meetings held at least quarterly throughout the year. Updates include discussion of audit project results, including assessment of internal controls.
      During the course of the fiscal year ended December 31, 2005, management completed the documentation, testing and evaluation of the Company’s system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. The Audit Committee was kept apprised of the progress of the evaluation and provided oversight and advice to management during the process. In connection with this oversight, the Audit Committee received periodic updates provided by management and Ernst & Young LLP at each Audit Committee meeting during the year. At the conclusion of the process, management provided the Audit Committee with, and the Audit Committee reviewed a report on, the effectiveness of the Company’s internal control over financial reporting. The Audit Committee reviewed the report of management contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 filed with the SEC, as well as Ernst & Young LLP’s Report of Independent Registered Public Accounting Firm included in the Company’s Annual Report on Form 10-K related to its audit of (i) the consolidated financial statements and financial statement schedule, (ii) management’s assessment of the effectiveness of internal control over financial reporting, and (iii) the effectiveness of internal control over financial reporting. The Audit Committee continues to oversee the Company’s efforts related to its internal control over financial reporting and management’s evaluation thereof in fiscal year 2006.
      The Audit Committee has also discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards Board Standard No. 61, as amended (Communication with Audit Committees), as may be modified or supplemented. In addition, Ernst & Young LLP has provided the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and the Audit Committee has discussed with Ernst & Young LLP that firm’s independence. The Audit Committee has also concluded that Ernst & Young LLP’s provision of audit and non-audit services to the Company and its affiliates is compatible with Ernst & Young LLP’s independence.
      Based on these reviews and discussions, on February 10, 2006 the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, for filing with the SEC.

AUDIT COMMITTEE

Phillip M. Schneider, Chairman
Raymond V. Dittamore
Gerald D. Laubach, Ph.D.
Abraham D. Sofaer

PROPOSAL 2
APPROVAL OF AMENDMENT TO THE 2003 INCENTIVE AWARD PLAN,
AS AMENDED AND RESTATED
      In this Proposal 2, the Company is seeking your approval to amend The 2003 Incentive Award Plan of the Company (the “2003 Plan”), to increase the number of shares of common stock authorized for issuance under the 2003 Plan by 3,000,000 shares. The Company and the Board believe that your approval of this Proposal 2 will enable the Company to continue to attract and retain the highest caliber of employees and directors, to link incentive rewards to Company performance, and to align the interest of employees and directors with those of stockholders.
      As background, the Board adopted the 2003 Plan in March 2003, subject to stockholder approval. On May 13, 2003, prior to stockholder approval, the Board reduced the number of shares of common stock proposed to be authorized for issuance under the 2003 Plan to 2,500,000 shares. On May 29, 2003, the Company’s stockholders approved the 2003 Plan. In September 2003, the 2,500,000 share reserve authorized for issuance under the 2003 Plan was adjusted to 5,000,000 shares to reflect the Company’s 2-for-1 stock split, which was implemented as a 100% stock dividend.
      In February 2006, the Board amended and restated The 2003 Incentive Award Plan of the Company (the “Amended 2003 Plan”), subject to stockholder approval, to increase the number of shares of common stock authorized for issuance under the 2003 Plan by 3,000,000 shares. Proposal 2, if approved, would therefore increase the aggregate number of shares of common stock authorized for issuance under the 2003 Plan from 5,000,000 shares to 8,000,000 shares. As of March 31, 2006, approximately 759,000 shares of common stock remained available for future grant under the 2003 Plan. Outstanding stock options and other stock awards previously granted under the 2003 Plan will continue to be subject to the terms and conditions of the original award agreements.
      Subject to stockholder approval of this Proposal 2, the Board also has approved the following additional changes in the Amended 2003 Plan:

•	Explicitly stating that no additional shares may be authorized for issuance under the Amended 2003 Plan without stockholder approval;

•	Providing that for each share of restricted stock to be granted under the Amended 2003 Plan, the number of shares reserved for issuance under the Amended 2003 Plan shall be reduced by two shares (in lieu of one share under the 2003 Plan prior to amendment);

•	Providing that stock options will be granted with maximum terms of seven years (in lieu of 10 years under the 2003 Plan prior to amendment);

•	Providing that stock options and stock appreciation rights (“SARs”) shall vest at a rate no more favorable to the holder than on a monthly pro-rata basis over a three-year period, except for stock options granted to Independent Directors (defined below) and stock options and stock appreciation rights that vest based on the satisfaction of performance targets, and subject to certain change in control provisions in the Amended 2003 Plan as described below;

•	Providing that all restrictions on restricted stock shall lapse at a rate no more favorable than on a monthly pro-rata basis over a three-year period, except for restricted stock granted to Independent Directors and restrictions based on the satisfaction of performance targets, and subject to certain change in control provisions in the Amended 2003 Plan as described below;

•	Eliminating the discretion of the Board to (i) reprice any outstanding stock award after it has been granted or (ii) cancel and re-grant any outstanding stock award, unless either such action has been approved by stockholders; and

•	Updating the 2003 Plan to facilitate administration, clarify certain mechanical provisions, and conform to changes in applicable law.

      As of March 31, 2006, awards (net of canceled or expired awards) covering an aggregate of approximately 4,241,000 shares of the Company’s common stock had been granted under the 2003 Plan. Only approximately 759,000 shares of common stock (plus any shares that might in the future be returned to the 2003 Plan as a result of cancellations or expiration of awards or the reacquisition by the Company of issued shares) remained available for future grant under the 2003 Plan. If Gen-Probe’s stockholders approve this Proposal 2, the remaining approximately 759,000 shares available for future grant under the 2003 Plan plus an additional 3,000,000 shares (all subject to adjustment in the event of stock splits or other similar events) will be available for issuance under the Amended 2003 Plan. The Company currently believes that this share availability, together with the approximately 152,000 shares available for issuance under the Company’s 2000 Equity Participation Plan and the Company’s 2002 New Hire Stock Option Plan, will be sufficient for anticipated award grants to employees, including executive officers, and its Independent Directors during the years 2006, 2007 and 2008. The Amended 2003 Plan provides that no additional shares may be authorized for issuance under the Amended 2003 Plan without stockholder approval.
      The approval of this Proposal 2 will allow the Company to continue to grant stock options and other equity incentives at levels it determines appropriate to attract and retain highly qualified individuals. The Board believes that the future success of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting, retaining and motivating employees and directors. Accordingly, the Board believes the approval of this Proposal 2 is in the best interests of the Company and its stockholders and recommends a vote “For” the approval of Proposal 2 for the following reasons, among others:

•	The Company believes past stock option and restricted stock awards have helped attract and retain high-quality employees who have made possible Gen-Probe’s strong business results since 2002, when the Company was spun off from Chugai Pharmaceutical, Co. Ltd. For example, Gen-Probe’s earnings per diluted share have increased from $0.27 in 2002 to $1.15 in 2005, while total revenues have increased from $156 million in 2002 to $306 million in 2005. During this same period, the Company’s share price increased approximately seven-fold, significantly outperforming both the Nasdaq Composite Index and Nasdaq Biotech Index. Although past performance is no guarantee of future results, the Company believes that maintaining a competitive equity compensation plan will help attract and retain employees who can contribute to the Company’s growth.

•	Potential dilution (calculated conservatively as the total shares underlying outstanding awards plus shares available for future awards divided by total shares outstanding, or “overhang”) from outstanding awards and shares available for future awards as of March 31, 2006 was approximately 12.6%. The additional 3,000,000 shares requested under the Amended 2003 Plan would result in overhang of approximately 18.4%. This figure is comparable to a total average overhang (based on the most recent data publicly available as of February 2006) of 19.1% for 20 companies analyzed by Gen-Probe with whom the Company believes it competes for human resources, capital and/or customers. The foregoing percentages have been calculated without including restricted stock awards in the numerator, as such restricted stock award data were not readily available for the companies analyzed by Gen-Probe. Gen-Probe issued an aggregate of 182,516 shares of restricted stock from 2003 through 2005.

•	Equity compensation remains a key component of a competitive compensation package in the Company’s industry and, Gen-Probe believes, effectively rewards employees and directors for the success of Gen-Probe over time. In 2003, 2004 and 2005, respectively, the Company granted approximately 2,044,000, 2,060,000 and 1,228,000 stock options to employees and directors. This represents an average annual “burn rate” of approximately 3.6%, comparable to a three-year average burn rate of approximately 3.1% for the 20 companies analyzed by Gen-Probe referenced above. Gen-Probe analyzed data regarding these companies’ equity compensation practices based on the most recent three-year period for which comprehensive data were available as of February 2006. The foregoing percentages have been calculated without including restricted stock awards in the numerator, as such restricted stock award data were not readily available for the companies analyzed by Gen-Probe. Gen-Probe issued an aggregate of 182,516 shares of restricted stock from 2003 through 2005. As of March 31, 2006, the Company was authorized to grant awards to purchase only an additional approximately 911,000 shares of common stock under existing equity plans. If Gen-Probe were unable to continue granting options and restricted stock awards at a competitive level, the Company believes it would be at a significant disadvantage relative to its peers, especially in the biotechnology hub of San Diego, where options are an expected and valued component of total compensation.

•	Gen-Probe has historically taken a relatively conservative approach to compensation when considered as a whole as compared to its industry peers. For example, the Company generally targets both base salaries and bonuses at the 50th percentile of industry peers, and bonuses are paid in full only if the Company achieves predetermined performance targets. Options are generally targeted at slightly above the 50th percentile to align the financial interests of employees with those of stockholders. Further, the Company has never engaged in a repricing of options.

•	Gen-Probe intends to target future individual employee awards according to competitive median allocation percentages of the competitive peer group for compensation purposes mentioned above. The Compensation Committee of the Board of Directors will approve all grants made to officers and, as required by law, disclose information regarding the methodology for determining award sizes in the Compensation Committee Report of the annual proxy statement to stockholders.

      The Amended 2003 Plan also reflects Gen-Probe’s continued commitment to strong corporate governance practices, including:

•	No evergreen features:

•	the maximum number of shares issuable under the Amended 2003 Plan is fixed and cannot be increased without stockholder approval;

•	a maximum term for the Amended 2003 Plan is specified; and

•	no new stock option will be issued as a result of the exercise of another stock option.

•	Prohibition on repricing and on the issuance of discount stock options. In other words, the exercise price of a stock option will be equal to or exceed the fair market value of a share of stock on the date the stock option is granted.

•	Future stock options will be granted with a maximum term of seven years, in lieu of 10 years under the current plan.

•	Minimum vesting of three years for stock option grants and any restricted share grants, except with respect to awards to Independent Directors and awards based on the satisfaction of performance targets, and subject to certain change in control provisions in the Amended 2003 Plan as described below.
      Stockholders are requested in this Proposal 2 to approve the 3,000,000 authorized share increase under the Amended 2003 Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve this Proposal 2. Abstentions will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this Proposal 2 has been approved.
      A general description of the Amended 2003 Plan is set forth below. However, the description is qualified in its entirety by reference to the full text of the Amended 2003 Plan, a copy of which is attached as Appendix B to these proxy materials. The following description notes certain key differences between the Amended 2003 Plan and 2003 Plan prior to amendment.
Description of the Amended 2003 Plan
      General Nature and Purposes of the Amended 2003 Plan. The principal purposes of the Amended 2003 Plan are to provide incentives for officers, employees and consultants of the Company and its subsidiaries through granting of stock options, restricted stock and SARs (“Awards”), thereby stimulating their personal and active interest in the Company’s development and financial success, and inducing these individuals to remain in the Company’s employ or service. In addition to Awards made to officers, employees or consultants, the Amended 2003 Plan provides for the granting of stock options (“Director Options”) to the Company’s non-employee directors (“Independent Directors”), and allows for Director Options and/or restricted stock to be granted to the Independent Directors in lieu of directors’ fees.
      Administration of the Plan. The Amended 2003 Plan will be administered by the Compensation Committee with respect to Awards granted to employees or consultants and by the full Board of Directors with respect to Director Options and restricted stock granted to Independent Directors. The Compensation Committee consists of at least two members of the Board, each of whom is a “non-employee director” for purposes of Rule 16b-3 and an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Subject to the terms and conditions of the Amended 2003 Plan, the Compensation Committee has the authority to select the persons to whom Awards are to be made, to determine the number of shares to be subject thereto and the terms and conditions thereof, and to make all other determinations and to take all other actions necessary or advisable for the administration of the Amended 2003 Plan. Similarly, the Board has discretion to determine the terms and conditions of Director Options and any restricted stock granted to Independent Directors and to interpret and administer the Amended 2003 Plan with respect to such stock options and restricted stock. The Compensation Committee (or the Board with respect to Director Options and restricted stock granted to Independent Directors) is also authorized to adopt, amend, interpret and revoke rules relating to the administration of the Amended 2003 Plan.
      The Amended 2003 Plan further provides that the Board may not (i) reprice any outstanding Award after it has been granted under the Amended 2003 Plan (other than pro rata adjustments to reflect stock splits, stock dividends, or other similar corporate transactions), or (ii) cancel and re-grant any outstanding Award, unless stockholders have approved such an action. The 2003 Plan, prior to amendment, does not contain similar restrictions.
      Securities Subject to the Amended 2003 Plan. The aggregate number of shares of common stock which may be issued upon exercise of stock options and SARs, or, subject to the limitation described below, as restricted stock awards granted under the Amended 2003 Plan, will not exceed 8,000,000. This share reserve consists of the 5,000,000 shares previously authorized for issuance under the 2003 Plan, plus an additional 3,000,000 shares. Further, the maximum number of shares which may be subject to stock options or SARs granted under the Amended 2003 Plan to any individual in any calendar year cannot exceed 500,000. Under the Amended 2003 Plan, no increase in the number of shares of common stock authorized for issuance may be made without stockholder approval, except for adjustments as described below.
      The shares available for Awards under the Amended 2003 Plan may be either previously unissued shares or treasury shares. Shares of common stock issued pursuant to equity incentives granted under the Amended 2003 Plan will reduce the share reserve by one share in the case of stock options and SARs with exercise prices at least equal to fair market value of the Company’s common stock on the grant date; or by two shares in the case of awards of restricted stock to be granted under the Amended 2003 Plan. The current 2003 Plan does not contain a similar provision whereby the share reserve is reduced by two shares for each share of restricted stock granted under the plan. The Compensation Committee (or the Board with respect to Director Options and restricted stock granted to Independent Directors) has the discretion to make appropriate adjustments in the number of securities subject to the Amended 2003 Plan and to outstanding Awards thereunder to reflect an “extraordinary corporate event.”
      If any portion of a stock option, SAR or other Award granted under the 2003 Plan outstanding as of the effective date of the Amended 2003 Plan terminates or lapses unexercised, the shares which were subject to the unexercised portion of such option, SAR or other Award will continue to be available for issuance under the Amended 2003 Plan. If, following the issuance of a share of common stock pursuant to a restricted stock award under the Amended 2003 Plan following stockholder approval, such award terminates, lapses or cancels, then the number of shares of common stock available for issuance under the Amended 2003 Plan shall increase by two shares.
      Term of the Amended 2003 Plan and Amendments. The Amended 2003 Plan will expire on March 3, 2013, unless earlier terminated. Amendments of the Amended 2003 Plan to increase the number of shares authorized for issuance under the plan (except for adjustments resulting from stock splits and the like, and mergers, consolidations and other corporate transactions) require the approval of the Company’s stockholders. In all other respects the Amended 2003 Plan can be amended, modified, suspended or terminated by the Compensation Committee or the Board, unless such action would otherwise require stockholder approval as a matter of applicable law, regulation or rule. Amendments of the Amended 2003 Plan will not, without the consent of the participant, affect such person’s rights under an Award previously awarded, unless the Award agreement governing such Award itself otherwise expressly so provides.
      Eligibility. Awards may be granted under the Amended 2003 Plan to individuals who are then officers or other employees of the Company or any of its present or future subsidiaries. Such Awards also may be granted to consultants of the Company selected by the Compensation Committee for participation in the Amended 2003 Plan. All of our employees are eligible to participate in the Amended 2003 Plan, and all of our full-time employees will be considered for Awards in fiscal 2006. Non-employee directors of the Company and its subsidiaries may be granted non-qualified stock options and restricted stock in accordance with the Amended 2003 Plan.
      Payment for Shares. The exercise or purchase price for all Awards, together with any applicable tax required to be withheld, must be paid in full in cash at the time of exercise or purchase or the Compensation Committee (or the Board with respect to Director Options) may, in its sole and absolute discretion (i) allow a delay in payment up to 30 days from the date the option is exercised, (ii) allow payment, in whole or in part, through the delivery of shares of common stock which have been held by the holder for at least six months, (iii) allow payment, in whole or in part, through the surrender of shares of common stock then issuable upon exercise of the option having a fair market value on the date of option exercise equal to the aggregate exercise price of the option or exercised portion thereof, (iv) allow payment, in whole or in part, through the delivery of a notice that the holder has placed a market sell order with respect to shares of common stock then issuable upon exercise of the option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the option exercise price; provided, that the payment of such proceeds is then made to the Company upon settlement of such sale, and (v) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii) and (iv).
      Awards under the Amended 2003 Plan. The Amended 2003 Plan provides that the Compensation Committee (or the Board with respect to Director Options and restricted stock granted to Independent Directors) may grant or issue stock options, SARs and restricted stock, or any combination thereof.
      Non-Qualified Stock Options (“NQSOs”). NQSOs will provide for the right to purchase common stock at a specified price, which may not be less than fair market value on the date of grant, and usually will become exercisable (in the discretion of the Compensation Committee, or the Board with respect to Director Options) in one or more installments after the grant date, subject to the participant’s continued provision of services to the Company and/or subject to the satisfaction of individual or Company performance targets established by the Compensation Committee (or the Board with respect to Director Options). NQSOs may be granted for any term specified by the Compensation Committee (or the Board with respect to Director Options); provided that such term for NQSO’s granted following approval of the Amended 2003 Plan may not exceed seven years (in lieu of 10 years under the 2003 Plan prior to amendment).
      Incentive Stock Options (“ISOs”). ISOs will be designed to comply with applicable provisions of the Code and will be subject to certain restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price not less than the fair market value of a share of our common stock on the date of grant, may only be granted to employees, must expire within a specified period of time following the optionee’s termination of employment, death or disability, and ISO’s granted following approval of the Amended 2003 Plan must be exercised within the seven years after the date of grant (in lieu of 10 years under the 2003 Plan prior to amendment). In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of stock of the Company, the Amended 2003 Plan provides that the exercise price for such ISO must be at least 110% of the fair market value of a share of common stock on the date of grant and the ISO must expire upon the fifth anniversary of the date of its grant. To the extent the aggregate fair market value of stock with respect to which ISOs (determined without regard to the vesting limitations contained in Section 422(d) of the Code) are exercisable for the first time by an optionee during any calendar year exceeds $100,000, such stock options will be taxed as NQSOs. For this purpose, the fair market value of stock will be determined as of the time the option is granted.
      Director Options. Director Options are NQSOs to purchase shares of common stock granted to Independent Directors. Director Options will provide for the right to purchase common stock at a specified price, which may not be less than fair market value on the date of grant. No portion of a Director Option shall be exercisable upon the expiration of twelve months following termination of such director’s services as a director of the Company by reason of permanent and total disability or death, or upon the expiration of three months following termination of such director’s services as a director of the Company by reason other than of permanent and total disability or death, unless the Optionee dies within such three month period or unless otherwise set forth in the option agreement. Under the Company’s form of option agreement for employees and directors, optionees may exercise vested stock options for a period of twelve months following the retirement of the optionee.
      The Board may from time to time, subject to applicable limitations of the Amended 2003 Plan, grant Director Options which shall be NQSOs with such terms and conditions as may determined by the Board in its absolute discretion.
      Restricted Stock. The Compensation Committee is authorized to determine (i) which employees and consultants of the Company or any subsidiary should be issued restricted stock, (ii) the number of shares of restricted stock to be issued to such employees and consultants and (iii) the terms and conditions applicable to such restricted stock, consistent with the Amended 2003 Plan. Restricted stock issued under the Amended 2003 Plan is subject to such restrictions as the Compensation Committee may provide in the terms of each individual restricted stock agreement, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with or services to the Company, Company performance and individual performance; provided, however, that the Compensation Committee may remove any or all of such restrictions after issuance of the restricted stock. Under the Amended 2003 Plan, except in the event of a “Change in Control” (as defined in the Amended 2003 Plan and described below), with respect to restricted stock issued to employees or consultants, such restrictions shall lapse at a rate no more favorable to the employee or consultant than on a monthly pro-rata basis over a three year period measured from the date of grant. The existing 2003 Plan does not have a similar provision with respect to the minimum time period of lapsing of restrictions. Restricted stock typically may be repurchased by the Company at the original purchase price if the conditions or restrictions are not met and in the event of the grantee’s termination of employment or consultancy, although the Compensation Committee may make exceptions based on the reason for termination or on other factors. In general, restricted stock may not be sold, or otherwise transferred or hypothecated, until restrictions are removed or expire, and with respect to persons subject to Section 16 of the Exchange Act, in no event until at least six months and one day have elapsed from the date on which the restricted stock was issued.
      Restricted Stock Grants to Independent Directors. Shares of restricted stock may be granted to Independent Directors in lieu of directors’ fees which would otherwise be payable to such Independent Directors, pursuant to such policies as may be adopted by the Board from time to time. Shares of restricted stock granted to Independent Directors may be fully vested as of the date of grant.
      SARs. The Compensation Committee may grant SARs having terms and conditions consistent with the Amended 2003 Plan to employees or consultants in connection with stock options or separately. SARs granted by the Compensation Committee in connection with stock options entitle the optionee to surrender unexercised to the Company a portion of the stock option to which the SAR relates in exchange for an amount determined by multiplying (i) the difference obtained by subtracting the stock option exercise price from the fair market value of a share of common stock on the date of exercise of the SAR by (ii) the number of shares of common stock with respect to which the SAR has been exercised. SARs granted by the Compensation Committee independent of stock options granted under the Amended 2003 Plan would entitle the grantee to exercise all or a specified portion of the SAR (at the exercise price per share of common stock subject to such SAR set by the Compensation Committee) in exchange for an amount determined by multiplying (i) the difference obtained by subtracting the SAR purchase price from the fair market value of a share of common stock on the date of exercise of the SAR by (ii) the number of shares of common stock with respect to which the SAR has been exercised. The amounts determined above may be paid to the grantee of an SAR in cash, in common stock (based on its fair market value as of the date the SAR is exercised) or a combination of both, as determined by the Compensation Committee.
      Except as required by Section 162(m) of the Code with respect to a SAR intended to qualify as performance-based compensation as described in Section 162(m) of the Code, there are no restrictions specified in the Amended 2003 Plan on the exercise of SARs or the amount of gain realizable therefrom, although restrictions may be imposed by the Compensation Committee in the SAR agreements. Under the Amended 2003 Plan, except in the event of a Change in Control, no SAR shall become exercisable at a rate more favorable to the optionee than on a monthly pro-rata basis over a three-year period measured from the date of grant. The existing 2003 Plan does not have a similar provision. Generally, an SAR which is unrelated to an option granted under the Amended 2003 Plan will not be exercisable during the first six months after such SAR is granted if the grantee is then subject to Section 16 of the Exchange Act.
      Agreements; Consideration to the Company. Each Award will be set forth in a separate agreement with the person receiving the Award and will indicate the type, terms and conditions of the Award. The dates on which Awards under the Amended 2003 Plan first become exercisable and on which they expire will be set forth in individual Award agreements setting forth the terms of the Awards. Such agreements generally will provide that Awards expire upon termination of the participant’s status as an employee, consultant or director, although the Compensation Committee may provide that Awards granted to employees or consultants continue to be exercisable following a termination without cause, or because of the grantee’s retirement, death, disability or otherwise.

General Terms of Awards under the Amended 2003 Plan
      Non-Assignability. No Award granted under the Amended 2003 Plan may be assigned or transferred by the grantee, except by will, the laws of descent and distribution or pursuant to a qualified domestic relations order, although the shares underlying such Awards may be transferred if all applicable restrictions have lapsed. During the lifetime of the holder of any stock option or right, the stock option or right may be exercised only by the holder. Notwithstanding the foregoing, the Compensation Committee may grant NQSOs that may be assigned or transferred, subject to certain conditions, to “permitted transferees,” which include a child, grandchild, parent, spouse, niece or nephew of the holder.
      Extraordinary Corporate Events. The Compensation Committee (or the Board of Directors with respect to Director Options and restricted stock granted to Independent Directors) has discretion under the Amended 2003 Plan to provide that stock options and other rights to acquire common stock will expire at specified times following, or become exercisable in full upon, the occurrence of certain specified “extraordinary corporate events”; but in such event the Compensation Committee (or the Board with respect to Director Options and restricted stock granted to Independent Directors) may also give optionees and other grantees the right to exercise their outstanding stock options or rights in full during some period prior to such event, even though Awards have not yet become fully exercisable, and the Compensation Committee (or the Board with respect to Director Options and restricted stock granted to Independent Directors) may also provide that all restrictions imposed on some or all shares of restricted stock shall lapse, and some or all shares of restricted stock may cease to be subject to the Company’s right to repurchase after such event.
      Effect of Change in Control. Notwithstanding anything in the Amended 2003 Plan or the provisions of any Award to the contrary, in the event of a Change in Control, each outstanding Award shall, immediately prior to the effective date of the Change in Control, automatically become fully vested, exercisable or payable, as applicable, for all of the shares of common stock at the time subject to such Award and, as applicable, may be exercised for any or all of the shares of common stock subject to the Award.
      For purposes of the Amended 2003 Plan, “Change in Control” means a change in ownership or control of the Company effected through any of the following transactions: (a) any person or related group of persons (other than the Company or a person that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer for securities of the Company; (b) there is a change in the composition of the Board over a period of thirty-six (36) consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board; (c) a merger or consolidation of the Company with any other corporation (or other entity), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or another entity) more than 66 2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 25% of the combined voting power of the Company’s then outstanding voting securities shall not constitute a Change in Control; or (d) a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.
      Transfer Restrictions. The Compensation Committee (or the Board with respect to Director Options and restricted stock granted to Independent Directors), in its discretion, may impose such restrictions on the transferability of the shares purchasable upon the exercise of an Award as it deems appropriate. Any such other restriction shall be set forth in the respective Award agreement and may be referred to on the certificates evidencing such shares. The Compensation Committee may require the employee to give the Company prompt notice of any disposition of shares of stock acquired by exercise of an ISO within two years from the date of granting such ISO or one year after the transfer of such shares to such employee. The Compensation Committee may direct that the certificates evidencing shares acquired by exercise of an ISO refer to such requirement to give prompt notice of disposition.
      Withholding Tax Obligations. As a condition to the issuance or delivery of stock or payment of other compensation pursuant to the exercise or lapse of restrictions of any Award granted under the Amended 2003 Plan, the Company requires participants to discharge applicable withholding tax obligations. Shares held by or to be issued to a participant may also be used to discharge tax withholding obligations related to exercise of stock options or receipt of other Awards, subject to the discretion of the Compensation Committee to disapprove such use.
      Securities Law. The Amended 2003 Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act, and any and all regulations and rules promulgated by the SEC thereunder, including without limitation Rule 16b-3 of the Exchange Act. The Amended 2003 Plan will be administered, and Awards will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Amended 2003 Plan and Awards granted thereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.
      Certain Federal Income Tax Consequences With Respect to the Amended 2003 Plan. The U.S. federal income tax consequences of the Amended 2003 Plan are summarized in the following discussion which deals with the general tax principles applicable to the Amended 2003 Plan, and is intended for general information only. Foreign, state and local income taxes are not discussed. Also, the following discussion does not address U.S. federal employment tax consequences. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The tax information summarized is not tax advice.
      Non-Qualified Stock Options. For federal income tax purposes, an optionee generally will not recognize taxable income on the grant of an NQSO under the Amended 2003 Plan, but will recognize ordinary income, and the Company or other employer corporation generally will be entitled to a deduction, upon the exercise of an NQSO. The amount of income recognized (and the amount generally deductible by the Company or other employer corporation) generally will be equal to the excess, if any, of the fair market value of the shares at the time of exercise over the aggregate exercise price paid for the shares, regardless of whether the exercise price is paid in cash or in shares or other property. An optionee’s basis for the stock for purposes of determining his or her gain or loss upon a subsequent disposition of the shares generally will be the fair market value of the stock on the date of exercise of the NQSO, and any subsequent gain or loss will generally be taxable as capital gains or losses.
      Incentive Stock Options. An optionee generally will not recognize taxable income upon either the grant or exercise of an ISO; however, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price will be an “item of adjustment” for the optionee for purposes of the alternative minimum tax. Generally, upon the sale or other taxable disposition of the shares of the common stock acquired upon exercise of an ISO, the optionee will recognize income taxable as capital gains in an amount equal to the excess, if any, of the amount realized in such disposition over the option exercise price, provided that no disposition of the shares has taken place within either (a) two years from the date of grant of the ISO or (b) one year from the date of exercise. If the shares of common stock are sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the difference between the ISO exercise price and the fair market value of the shares on the date of exercise generally will be taxable as ordinary income; the balance of the amount realized from such disposition, if any, generally will be taxed as capital gain. If the shares of common stock are disposed of before the expiration of the one-year and two-year periods, the optionee’s ordinary income generally is limited to excess, if any, of the amount realized in such disposition over the option exercise price paid. The Company (or other employer corporation) generally will be entitled to a tax deduction with respect to an ISO only to the extent the optionee has ordinary income upon sale or other disposition of the shares of common stock.
      Stock Appreciation Rights. No taxable income is generally recognized upon the receipt of an SAR, but upon exercise of the SAR the fair market value of the shares (or cash in lieu of shares) received generally will be taxable as ordinary income to the recipient in the year of such exercise. The Company (or other employer corporation) generally will be entitled to a compensation deduction for the same amount which the recipient recognizes as ordinary income.
      Restricted Stock. An employee to whom restricted stock is issued generally will not recognize taxable income upon such issuance and the Company (or other employer corporation) generally will not then be entitled to a deduction, unless an election is made under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the employee generally will recognize ordinary income and the Company (or other employer corporation) generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price therefor. If a timely election is made under Section 83(b) with respect to qualifying restricted stock, the employee generally will recognize ordinary income at the date of issuance equal to the excess, if any, of the fair market value of the shares at that date over the purchase price therefor and the Company (or other employer corporation) will be entitled to a deduction for the same amount.
      Section 162(m) Limitation. In general, under Section 162(m) of the Code, income tax deductions of publicly held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises, transfers of property and benefits paid under non-qualified plans) for certain executive officers exceeds $1 million (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain “performance-based compensation.”
      Under Section 162(m), stock options and SARs will satisfy the “performance-based compensation” exception if Proposal 2 is approved by stockholders at the annual meeting, the award of the stock options or SARs are made by a committee of the Board consisting solely of two or more “outside directors,” the plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e., the stock option or SAR exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Other types of awards may only qualify as “performance-based compensation” if such awards are only granted or payable to the recipients based upon the attainment of objectively determinable and pre-established performance goals which are established by a qualifying committee and which relate to performance targets which are approved by the corporation’s stockholders.
      The Amended 2003 Plan has been designed to permit the Compensation Committee to grant stock options and SARs which will qualify as “performance-based compensation.” In addition, to permit Awards other than stock options and SARs to qualify as “performance-based compensation,” the Amended 2003 Plan provides that the Compensation Committee may designate as “Section 162(m) Participants” certain employees whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code. The Compensation Committee may grant Awards to Section 162(m) Participants that vest or become exercisable upon the attainment of performance targets which are related to one or more of the following performance goals: (i) net income, (ii) pre-tax income, (iii) operating income, (iv) cash flow, (v) earnings per share, (vi) return on equity, (vii) return on invested capital or assets, (viii) cost reductions or savings, (ix) funds from operations, (x) appreciation in the fair market value of the common stock and (xi) earnings before any one or more of the following items: interest, taxes, depreciation or amortization.
      Options Granted Under the 2003 Plan. We cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to directors, executive officers and employees (including employee directors) under the Amended 2003 Plan. The following table sets forth information with respect to restricted stock awards and/or stock options granted under the 2003 Plan to the Named Executive Officers (as defined below), all current executive officers as a group, all current directors (other than executive officers) as a group and all employees (including all current officers who are not executive officers) as a group in the year ended December 31, 2005.
New Plan Benefits
The 2003 Incentive Award Plan

		Number of Shares
	Dollar Value	Underlying Awards
Name	($)(1)	Granted (#)

Henry L. Nordhoff	6,033,500	139,000
Daniel L. Kacian, Ph.D., M.D.	1,700,000	40,000
Niall M. Conway	807,500	19,000
R. William Bowen	1,360,000	32,000
Herm Rosenman	1,147,500	27,000
All current executive officers as a group (10 persons)	22,323,500	513,000
All current directors (other than executive officers) as a group (8 persons)	4,140,182	93,138
All employees (including all current officers who are not executive officers) as a group (469 persons)	33,083,060	756,400

(1)	Determined by multiplying the applicable number of shares of underlying options and restricted stock awards granted by the exercise price of each award on the date of grant, which was equal to the fair market value of our common stock on the date of grant.
The Board of Directors recommends a vote in favor of Proposal 2.

PROPOSAL 3
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      The Audit Committee of the Board of Directors has selected Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006, and has further directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the annual meeting. Ernst & Young LLP has audited the Company’s financial statements since 1989. Representatives of Ernst & Young LLP are expected to be present at the annual meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
      Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm. However, the Audit Committee of the Board of Directors is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board of Directors in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.
      The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of Ernst & Young LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.
Independent Registered Public Accounting Firm Fees
      In connection with the audit of the 2005 financial statements, the Company entered into an engagement agreement with Ernst & Young LLP which set forth the terms by which Ernst & Young LLP has performed audit services for the Company. That agreement is subject to alternative dispute resolution procedures and an exclusion of punitive damages.
      The following table represents aggregate fees billed to the Company for fiscal years ended December 31, 2005 and 2004 by Ernst & Young LLP, the Company’s independent registered public accounting firm. All fees described below were approved by the Audit Committee.

	Fiscal Year
	Ended

	2005	2004

	(In thousands)
Audit Fees(1)	$754	$779
Audit-related Fees(2)	—	20
Tax Fees(3)	4	15
All Other Fees	1	4

Total Fees	$759	$818

(1)	Includes the audit of the Company’s annual financial statements, review of the Company’s financial information included in its quarterly reports on Form 10-Q, and accounting consultations. Also includes fees incurred for the audits of management’s assessment of the effectiveness of internal controls over financial reporting and the effectiveness of internal controls over financial reporting, pursuant to the Sarbanes-Oxley Act of 2002.

(2)	Includes the audit of the Company’s 401(k) savings plan and due diligence services.

(3)	Includes the review of the Company’s corporate tax returns.

Pre-approval Policies and Procedures
      The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, Ernst & Young LLP. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services, and tax services, up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual explicit case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee and ratified at its next scheduled meeting. The Audit Committee has delegated this pre-approval authority to the Chairman of the Audit Committee and the Chairman’s decision is discussed and ratified at the next scheduled meeting.
      The Audit Committee has determined that the rendering of the services other than audit services by Ernst & Young LLP is compatible with maintaining the principal accountant’s independence.
      The Board of Directors recommends a vote in favor of Proposal 3.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
      The following table sets forth certain information regarding the ownership of the Company’s common stock as of February 28, 2006 by: (i) each director of the Company; (ii) the Named Executive Officers (as defined below); (iii) all directors and executive officers of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its common stock.

	Beneficial Ownership(1)

	Number of Shares	Percent of Total
	(#)	(%)

Five Percent Beneficial Stockholders:
FMR Corp.(2)	7,618,487	14.83%
Orbimed Advisors LLC(3)	3,915,900	7.62%
Directors and Executive Officers:
Henry L. Nordhoff(4)(5)	631,823	1.23%
Daniel L. Kacian, Ph.D., M.D.(4)(6)	136,713	*
Niall M. Conway(4)(6)(7)	119,202	*
R. William Bowen(4)(6)	57,267	*
Herm Rosenman(4)(6)	98,677	*
John W. Brown(4)	5,000	*
Raymond V. Dittamore(4)(8)	35,510	*
Mae C. Jemison, M.D.(4)	23,545	*
Armin M. Kessler(4)	41,735	*
Gerald D. Laubach, Ph.D.(4)	49,510	*
Brian A. McNamee, M.B.B.S.(4)	49,869	*
Phillip M. Schneider(4)	55,143	*
Abraham D. Sofaer(4)(9)	63,240	*
All executive officers and directors as a group (18 individuals)(10)	1,515,558	2.95%

*	Represents beneficial ownership of less than 1% of our common stock.

(1)	This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G (if any) filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 51,386,161 shares outstanding on February 28, 2006, adjusted as required by rules promulgated by the SEC.

(2)	Beneficially owned by FMR Corp. and certain affiliated entities, including Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp. The business address for FMR Corp. is: 82 Devonshire Street, Boston, Massachusetts 02109. The foregoing information is based solely upon information contained in a Schedule 13G filed with the SEC by the foregoing entity on February 14, 2006.

(3)	Certain shares are beneficially owned by Orbimed Capital LLP. Samuel D. Isaly is the President of Orbimed Advisors LLC and Managing Member of Orbimed Capital LLC. The business address for Orbimed Advisors LLC, Orbimed Capital LLC, and Samuel D. Isaly is: 767 Third Avenue, 30th Floor, New York, New York 10017. The foregoing information is based solely upon information contained in a Schedule 13G/ A filed with the SEC by the foregoing entities on February 2, 2006.

(4)	In the case of the individuals listed below, the number of shares beneficially owned includes the specified number of shares issuable upon exercise of stock options exercisable within 60 days after February 28, 2006: Mr. Nordhoff (604,489); Dr. Kacian (125,179); Mr. Conway (106,833); Mr. Bowen

(45,782); Mr. Rosenman (90,674); Mr. Brown (0); Mr. Dittamore (32,610); Dr. Jemison (23,054); Mr. Kessler (28,610); Dr. Laubach (48,610); Dr. McNamee (36,610); Mr. Schneider (48,610); and Mr. Sofaer (48,610).

(5)	Includes an aggregate of 19,166 shares of deferred issuance restricted stock awards that were vested as of February 28, 2006 or vest within 60 days after February 28, 2006. Mr. Nordhoff has an aggregate of 60,000 deferred issuance restricted stock awards. 40,000 shares of such deferred issuance restricted stock awards will not be issued to Mr. Nordhoff until the earlier of his election or upon the termination of his employment with the Company. 20,000 shares of such deferred issuance restricted stock awards will not be issued to Mr. Nordhoff until the earlier of May 20, 2009 or upon the termination of his employment with the Company. All deferred issuance restricted stock awards will further be issued in a manner that complies with Section 409A of the Code, which may include deferring the issuance of such shares for six months after the termination of Mr. Nordhoff’s employment.

(6)	Includes the specified number of shares of restricted stock: Dr. Kacian, 10,000 shares; Mr. Conway, 4,000 shares; Mr. Bowen, 7,000 shares; and Mr. Rosenman, 7,000 shares. These shares of restricted stock were granted on October 17, 2005 and vest as follows: one-fourth (1/4) of the shares vest annually over four years.

(7)	Includes 260 shares of common stock held by Mr. Conway’s wife, Margaret Conway.

(8)	Includes 2,000 shares of common stock held by the Dittamore Family Trust A, for which Mr. Dittamore is the trustee.

(9)	Includes 1,000 shares of common stock held by the Trust FBO Michael J. Sofaer, in which Mr. Sofaer is a trustee; 1,000 shares of common stock held by the Trust FBO Helen R. Sofaer, in which Mr. Sofaer is a trustee; 1,000 shares of common stock held by the Trust FBO Joseph S. Sofaer, in which Mr. Sofaer is a trustee; 1,000 shares of common stock held by the Trust FBO Aaron R. Sofaer, in which Mr. Sofaer is a trustee; 1,000 shares of common stock held by Raphael J. Sofaer, in which Mr. Sofaer is a trustee.

(10)	Includes shares described in note (4) above. Also includes an aggregate of 148,324 shares (including restricted shares) which other executive officers of the Company own as of February 28, 2006 or have the right to acquire within 60 days after February 28, 2006 pursuant to outstanding stock options, as follows: Ms. De Walt (21,583); Mr. Edelshain (29,902); Mr. Freiberg (35,534); Mr. Kondor (1,000); and Dr. Mimms (60,305).
Section 16(a) Beneficial Ownership Reporting Compliance
      Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.
      To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2005, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except one report covering one transaction was filed late by Diana De Walt.
Compensation of Directors
      Each non-employee director of the Company receives an annual retainer of $60,000, with a minimum of twenty percent of the annual retainer paid in the form of restricted common stock of the Company, if shares are then available for issuance under an equity incentive plan adopted by the Company. The twenty percent of the annual retainer received in the form of restricted common stock must be held until the director retires from the Board. In addition, directors may elect to receive the remainder of their annual retainer in the form of restricted common stock of the Company, subject to share availability. In 2005, non-employee directors elected to receive an aggregate of 3,138 shares of restricted common stock. Shares are granted as restricted stock awards under the 2003 Plan and the number of shares is determined based on the fair market value on the date of grant, the first day of the calendar quarter following the director’s service. Upon joining the Board, non-employee directors also receive an initial grant of an option to purchase 20,000 shares of the Company’s common stock, if options are then available, under an equity incentive plan adopted by the Company. The shares vest over three years with one-third of the shares vesting one year after the date of grant and the remainder of the shares vesting monthly thereafter over the following two years of services as a director. The exercise price of the options is based on the fair market value of the Company’s common stock on the date of grant. Additionally, the Company pays an annual retainer of $20,000 to the Chairman of the Audit Committee and $10,000 to each of the chairs of the Compensation Committee, the Nominating and Corporate Governance Committee and the Succession Planning Committee. In the fiscal year ended December 31, 2005, the total cash compensation paid to non-employee directors for service on the Board or committees of the Board was $327,249. An additional $83,493 was paid in January 2006 for director services rendered during the fourth quarter of 2005. The members of the Board of Directors are also eligible for reimbursement for their expenses incurred in attending Board meetings in accordance with Company policy.
      During the last fiscal year, the Company granted options to purchase 10,000 shares of our common stock to each non-employee director of the Company having been in office for at least six months as of May 19, 2005, at an exercise price per share of $43.55, the fair market value of our common stock on the date of grant, for aggregate grants of options to purchase 70,000 shares of common stock. The shares vest over one year at the rate of one-twelfth of the shares vesting monthly. As of February 28, 2006, our current non-employee directors had exercised 48,000 of an aggregate of 300,266 options that were vested as of such date.
      The following table provides information for compensation paid in 2005 to non-employee directors who served during fiscal 2005.
Non-Employee Director Compensation table for Fiscal 2005

			FMV of
			Restricted
			Stock
			(at grant)
			Received			Option Grants
	Annual		in Lieu of
	Cash		Cash		Committee		Shares	Exercise
	Retainer		Retainer		Chair Fees		Granted	Price
Name	($)		($)		($)	Date	(#)	($)

John W. Brown	—	(1)	—		—	12/22/05	20,000	47.78
Raymond V. Dittamore	48,117		11,883	(2)	—	5/20/05	10,000	43.55
Mae C. Jemison, M.D.	48,117		11,883	(3)	—	5/20/05	10,000	43.55
Armin M. Kessler	36,103		23,897	(4)	13,333	5/20/05	10,000	43.55
Gerald D. Laubach, Ph.D.	48,117		11,883	(5)	—	5/20/05	10,000	43.55
Brian A. McNamee, M.B.B.S.	43,302		16,698	(6)	—	5/20/05	10,000	43.55
Phillip M. Schneider	30,080		29,920	(7)	20,000	5/20/05	10,000	43.55
Abraham D. Sofaer	30,080		29,920	(8)	10,000	5/20/05	10,000	43.55

(1)	Mr. Brown joined the Board of Directors on December 22, 2005. In April 2006, Mr. Brown received the pro-rata portion of his 2005 annual cash retainer totaling $1,630.

(2)	Mr. Dittamore received restricted common stock awards under the 2003 Plan in lieu of a portion of his annual cash compensation as follows: 65 shares on January 3, 2005, 67 shares on April 1, 2005, 82 shares on July 1, 2005 and 60 shares on October 1, 2005.

(3)	Dr. Jemison received restricted common stock awards under the 2003 Plan in lieu of a portion of her annual cash compensation as follows: 65 shares on January 3, 2005, 67 shares on April 1, 2005, 82 shares on July 1, 2005 and 60 shares on October 1, 2005.

(4)	Mr. Kessler received restricted common stock awards under the 2003 Plan in lieu of a portion of his annual cash compensation as follows: 131 shares on January 3, 2005, 134 shares on April 1, 2005, 165 shares on July 1, 2005 and 121 shares on October 1, 2005.

(5)	Dr. Laubach received restricted common stock awards under the 2003 Plan in lieu of a portion of his annual cash compensation as follows: 65 shares on January 3, 2005, 67 shares on April 1, 2005, 82 shares on July 1, 2005 and 60 shares on October 1, 2005.

(6)	Dr. McNamee received restricted common stock awards under the 2003 Plan in lieu of a portion of his annual cash compensation as follows: 92 shares on January 3, 2005, 94 shares on April 1, 2005, 115 shares on July 1, 2005 and 84 shares on October 1, 2005.

(7)	Mr. Schneider received restricted common stock awards under the 2003 Plan in lieu of a portion of his annual cash compensation as follows: 164 shares on January 3, 2005, 168 shares on April 1, 2005, 207 shares on July 1, 2005 and 151 shares on October 1, 2005.

(8)	Mr. Sofaer received restricted common stock awards under the 2003 Plan in lieu of a portion of his annual cash compensation as follows: 164 shares on January 3, 2005, 168 shares on April 1, 2005, 207 shares on July 1, 2005 and 151 shares on October 1, 2005.

EXECUTIVE COMPENSATION AND OTHER INFORMATION
Our Executive Officers and Key Employees
      The following table sets forth information as to persons who serve as our executive officers and key employees as of March 31, 2006.

Name	Position	Age

Henry L. Nordhoff	Chairman, President and Chief Executive Officer	64
Niall M. Conway	Executive Vice President — Operations	60
Daniel L. Kacian, Ph.D., M.D.	Executive Vice President and Chief Scientist	59
Larry T. Mimms, Ph.D.	Executive Vice President — Research and Development	51
Lyle J. Arnold	Vice President — Research	59
R. William Bowen	Vice President — General Counsel and Secretary	53
Valerie M. Day	Vice President — Product Development	43
Diana De Walt	Vice President — Human Resources	51
Martin B. Edelshain	Vice President — Strategic Planning and Business Development	57
Glen Paul Freiberg, RAC	Vice President — Regulatory, Quality and Government Affairs	54
Paul E. Gargan, Ph.D.	Vice President — Business Development	49
Stephen J. Kondor	Vice President — Sales and Marketing	50
Gurney I. Lashley	Vice President — Supply Chain Management	56
Lynda A. Merrill	Vice President — Industrial Relationships	56
Herm Rosenman	Vice President — Finance and Chief Financial Officer	58
Peter R. Shearer	Vice President — Intellectual Property	57
Donald D. Tartre	Vice President — Finance and Corporate Controller	45
      Henry L. Nordhoff, Chairman, President and Chief Executive Officer. Mr. Nordhoff has served as a director of the Company since July 1994. Mr. Nordhoff joined the Company in July 1994 as Chief Executive Officer and President and was elected Chairman of the Board in September 2002. Prior to joining the Company, he was President and Chief Executive Officer of TargeTech, Inc., a gene therapy company that was merged into Immune Response Corporation. Prior to that, Mr. Nordhoff was at Pfizer, Inc. in senior positions in Brussels, Seoul, Tokyo and New York. He received a B.A. in international relations and political economy from Johns Hopkins University and an M.B.A. from Columbia University. Mr. Nordhoff is also a member of the board of directors of Mannkind Corporation.
      Niall M. Conway, Executive Vice President — Operations. Mr. Conway joined the Company in July 2000 as Vice President, Operations. Mr. Conway was promoted to Executive Vice President, Sales and Operations in 2002 and has served as Executive Vice President — Operations since July 2005. From 1996 to 2000, Mr. Conway was Vice President Manufacturing of the American Red Cross in Washington D.C. In addition, from 1999 to 2000 he contemporaneously held the position of Area Vice President, based in Charlotte North Carolina. Mr. Conway worked for over 20 years with Pfizer in various International and U.S. based positions, including as Vice President Manufacturing in Pfizer Corporate Headquarters from 1987 to 1995. He received a B.E. in Chemical Engineering from University College Dublin, Ireland, and an M.B.A. from University College Cork, Ireland.
      Daniel L. Kacian, Ph.D., M.D., Executive Vice President and Chief Scientist. Dr. Kacian joined the Company in 1985 as Director of Medical and Scientific Affairs and until 1992 was primarily responsible for directing Research & Development and Regulatory Affairs. Dr. Kacian held various management positions with the Company and, in 2002, was promoted to Executive Vice President and Chief Scientist. From 1980 to 1985, Dr. Kacian was on the faculty of the Department of Pathology and Laboratory Medicine at the University of Pennsylvania and was Director of Clinical Microbiology at the Hospital of the University of Pennsylvania. He received an M.D. in 1978 from the University of Miami and did his internship and residency in laboratory medicine at Washington University and Barnes Hospital in St. Louis. Prior to attending medical school, Dr. Kacian received a B.A. in mathematics from Western Reserve University and an M.S. in microbiology and Ph.D. in molecular genetics from the University of Illinois and served on the faculty of the Department of Human Genetics and Development at Columbia University.
      Larry T. Mimms, Ph.D., Executive Vice President — Research and Development. Dr. Mimms joined the Company in 1994 as Director of Research and Development and was promoted to Senior Director, Product Development in 1997 and Vice President — Development, Blood Bank Products in 1999. In July 2002, he was named Vice President — Strategic Planning and Development. In June 2005, he was named Executive Vice President — Research and Development. He served from 1996 to 2004 as Principal Investigator for a National Heart, Lung and Blood Contract, developing blood screening assays to detect HIV-1, HCV and HBV. From 1983 until joining the Company, Dr. Mimms held various positions in the Hepatitis/ AIDS Business Unit at Abbott Laboratories. He was an NIH postdoctoral fellow at Harvard University in cellular and developmental biology prior to joining Abbott Laboratories. Dr. Mimms received a B.S. in chemistry from Davidson College and a Ph.D. in biochemistry from Duke University.
      Lyle J. Arnold Ph.D., Vice President — Research. Dr. Arnold joined Gen-Probe most recently on September 22, 2003 as Vice President, Research. Dr. Arnold also was associated with Gen-Probe from 1985 to 1989 as head of technology research. Previously, he held senior scientific and management positions at Molecular Biosystems, Genta, Synteni, Incyte Genomics, and Oasis Biosciences, where he was President and Chief Scientific Officer from October 2001 to September 2003. In addition, Dr. Arnold was a faculty member in the UCSD School of Medicine and a member of the UCSD Cancer Center. Dr. Arnold is an inventor or co-inventor on 36 issued U.S. patents and more than 140 issued and pending patents worldwide. In addition, he has authored more than 50 scientific publications. He received a B.S. in Chemistry from the University of California at Los Angeles and a Ph.D. in Chemistry/ Biochemistry from the University of California at San Diego.
      R. William Bowen, Vice President — General Counsel and Secretary. Mr. Bowen joined the Company in 1997 as Vice President, General Counsel and Assistant Secretary and was appointed Secretary in August 2002. Prior to joining the Company, he was a business litigation partner with the law firm of Luce, Forward, Hamilton & Scripps in San Diego, California. He received a B.S. in commerce and a J.D. from the University of Virginia.
      Valerie M. Day, Vice President — Product Development. Ms. Day joined the Company in July 2001 as TIGRIStm Senior Program Manager. She was promoted to Vice President, Product Development in April 2004. Prior to joining the Company, Ms. Day held various positions at Abbott Laboratories, including GemStartm Program Manager from November 2000 to July 2001, Mechanical Engineering Manager from March 1994 to July 2001, Production Supervisor from March 1992 to March 1994 and Senior Mechanical Engineer from June 1990 to March 1992. Before joining Abbott Laboratories, she was Mechanical Engineer, Surgical Devices at Ethicon, Inc., a Johnson and Johnson Company from September 1998 to March 1990. She received an M.B.A. from San Diego State University, an M.S. in Biomedical Engineering from Duke University, and a B.S. in Mechanical Engineering/ Bioengineering from the University of Vermont.
      Diana De Walt, Vice President — Human Resources. Ms. De Walt joined the Company in January 2005. Prior to joining the Company, Ms. De Walt founded The HR Company in 1993 and served as its President and Principal Consultant until she joined the Company, providing professional human resources services to over 85 companies in a wide variety of industries. From 1988 to 1993, Ms. De Walt worked at Mitek Systems, Inc. as Director, Human Resources and subsequently Vice President, Human Resources. From 1987 to 1988, Ms. De Walt was Vice President, Human Resources of Imperial Savings Real Estate Lending Group. From 1984 to 1987, Ms. De Walt was Manager, Human Resources of Security Pacific Business Credit and Vice President, Human Resources of Security Pacific Business Finance. Ms. De Walt received an A.A. in liberal arts from St. Cloud State University and holds a Senior Professional In Resource Management certification.

      Martin B. Edelshain, Vice President — Strategic Planning and Business Development. Mr. Edelshain joined the Company in November 2003. Prior to joining the Company, Mr. Edelshain served as a business consultant to the Company for six months. From 1995 to 2002, Mr. Edelshain was Director of International Strategy for Chugai Pharmaceutical Co. Ltd., the Company’s former parent company. From 1970 to 1995 Mr. Edelshain worked in the field of corporate finance for S. G. Warburg & Co. Ltd, a London based investment bank, specializing in merger and acquisition advice, debt and equity financings, and business development in Japan. He received a B.A. in Mechanical Sciences from Cambridge University.
      Glen Paul Freiberg, RAC, Vice President — Regulatory, Quality and Government Affairs. Mr. Freiberg joined the Company in April 1998 as Senior Director, Regulatory Affairs and remained in that position until he was named Vice President — Regulatory, Quality and Government Affairs in October 2001. Prior to joining the Company, Mr. Freiberg was Vice President of Regulatory, Clinical and Quality Systems for C.R. Bard from 1993 until 1998. Mr. Freiberg previously worked at the FDA as an Investigator in the Boston District. He has held industry positions in areas regulated by three FDA Centers covering Drugs, Biologics and Medical Devices. He has also served three terms as the Industry Representative on FDA Advisory Panels, first for the Clinical Chemistry/ Toxicology and then the Immunology panel. He received a B.A. in biology and an M.A. in microbiology from the University of Colorado, Boulder, and is co-founder and past President of the San Diego Regulatory Affairs Network.
      Paul E. Gargan, Ph.D., Vice President — Business Development. Dr. Gargan joined the Company as Vice President, Business Development and Planning in 1997 and in July 2002 was named Vice President — Business Development. He was previously President and Chief Scientific Officer at American Biogenetic Sciences. Dr. Gargan’s eighteen years of experience in the biotechnology industry include five years in research and development and thirteen years in general management specializing in technology, licensing, strategic partnerships and alliance management. He received a B.S. in chemistry and a Ph.D. in biochemistry from Queens University and an M.B.A. from the University of Notre Dame.
      Stephen J. Kondor, Vice President — Sales and Marketing. Mr. Kondor joined the Company in July 2005 as Vice President, Sales and Marketing. Mr. Kondor previously served as Vice President/ General Manager — Genetic Analysis Business of Applied Biosystems (APPLERA), a life sciences company, from November 2004 to June 2005. From January 2003 to November 2004, Mr. Kondor served as Vice President and General Manager of Fisher Scientific, a life sciences company. From August 2001 to January 2003, Mr. Kondor served as Senior Vice President and General Manager of IGEN International, a biotechnology diagnostics company. From August 2000 to January 2001, Mr. Kondor served as Vice President, Worldwide Marketing & Sales of Avocet Medical Inc., a life sciences company. Prior to those positions, Mr. Kondor also held positions at Becton Dickinson Company, Biometric Imaging, Inc., the Diagnostics Division of Abbott Laboratories, and B. Braun Medical. Mr. Kondor received his B.S. in Business Administration from Moravian College in 1981.
      Gurney I. Lashley, Vice President — Supply Chain Management. Mr. Lashley joined the Company in 1993 as Director of Manufacturing. He was promoted to Senior Director, Manufacturing in 1997 and Vice President — Manufacturing, Blood Bank Products in 1999. In July 2002, he was named Vice President — Supply Chain Management. He has 26 years of experience in the diagnostics and pharmaceutical industries, holding positions in manufacturing, package engineering, manufacturing engineering, planning and materials management. Mr. Lashley’s previous employment included positions at Richardson-Merrell, Becton Dickinson, Macro-Vue and Xoma Ltd. He received a B.S. in mathematics from East Carolina University.
      Lynda A. Merrill, Vice President — Industrial Relationships. Ms. Merrill joined the Company as Vice President — Sales in June 1998 and became Vice President — Sales and Marketing in July 2002. She was promoted in January 2004 to Executive Vice President — Commercialization, Molecular Light Technology and seconded to Gen-Probe’s consolidated subsidiary, Molecular Light Technology Limited in Cardiff, Wales, where she served as Managing Director from January 2005 to September 2005. In September 2005, Ms. Merrill was appointed Vice President — Industrial Relationships and subsequently returned to the United States to fulfill this role. She has over 20 years experience in the diagnostics industry, most recently with Boehringer Mannheim Corporation, where she worked in the sales and marketing arena for 13 years, including two years in the United Kingdom as Divisional Director for Boehringer Mannheim’s Diabetes Care, Point of

Care Division. Ms. Merrill received a B.S. in medical technology from Palm Beach Atlantic College and an M.B.A. from the University of Sussex, U.K.
      Herm Rosenman, Vice President — Finance and Chief Financial Officer. Mr. Rosenman joined the Company as CFO in June 2001. Prior to joining the Company, he was President and Chief Executive Officer of Ultra Acquisition Corp., a retail chain and consumer products manufacturer, from 1997 to 2000. He was President and Chief Executive Officer of RadNet Management, Inc., a large healthcare provider, from 1994 to 1997, and prior to that was Chief Financial Officer for Rexene Corp., a Fortune 1000 company in the petrochemicals industry. Mr. Rosenman was previously a partner at Coopers & Lybrand (now PricewaterhouseCoopers LLP) where he served numerous Fortune 1000 clients, principally in the pharmaceuticals and telecommunications industries. He received a B.B.A. in finance and accounting from Pace University and an M.B.A. in finance from the Wharton School of the University of Pennsylvania. Mr. Rosenman serves on the Board of Directors of Discovery Partners International, a drug discovery company, where he serves as Chairman of the Audit Committee and as a member of the Corporate Governance Committee. Mr. Rosenman also serves on the Board of Directors of ARYx Therapeutics, a private drug discovery and development company where he serves as Chairman of the Audit Committee and a member of the Corporate Governance Committee.
      Peter R. Shearer, Vice President — Intellectual Property. Mr. Shearer joined the Company in 1998 as Vice President, Intellectual Property. Before joining the Company, he was Chief Patent Counsel from 1987 to 1998 at Scios Inc., a biopharmaceutical company developing therapeutics for the treatment of cardiovascular and renal diseases. From 1983 to 1987, Mr. Shearer was in private law practice as a patent attorney in Washington, D.C. From 1978 to 1983, he served as a Senior Patent Attorney at Hoffmann-LaRoche Inc., where he provided legal services to the Research Division, the Diagnostics Division and the Roche Institute of Molecular Biology. Mr. Shearer started his career as a patent attorney with Union Carbide Corporation in 1975. He received a B.E. in chemical engineering from Stevens Institute of Technology and a J.D. from Seton Hall University School of Law.
      Donald D. Tartre, Vice President — Finance and Corporate Controller. Mr. Tartre re-joined the Company in January 2004 as Vice President, Finance and Corporate Controller, having previously served as the Company’s Controller from February 1990 to June 1997. After leaving the Company, Mr. Tartre served as a senior financial executive for two public biotechnology companies — as Vice President and Chief Financial Officer of Stressgen Biotechnologies Corporation from March 2001 to January 2004 and as Vice President, Finance & Planning and Corporate Controller of Agouron Pharmaceuticals, Inc., which became a subsidiary of Pfizer Inc. in 2000, from June 1997 to March 2001. Prior to Mr. Tartre’s first term of service at Gen-Probe, he worked with Ernst & Young, LLP for seven years. He is a Certified Public Accountant and a Certified Management Accountant, and received a B.S. in business administration from the University of Southern California.

SUMMARY COMPENSATION TABLE
      The following table shows for the fiscal years ended December 31, 2005, 2004 and 2003, compensation awarded or paid to, or earned by the Company’s Chief Executive Officer and its other four most highly compensated executive officers at December 31, 2005 (the “Named Executive Officers”). As permitted by rules promulgated by the SEC, no amounts are shown with respect to certain perquisites where such amounts do not exceed the lesser of 10% of the sum of the amount in the salary and bonus columns or $50,000.

					Awards

	Annual Compensation				Restricted		Securities
					Stock		Underlying	All Other
Name and	Fiscal	Salary		Bonus	Awards		Options	Compensation
Principal Position	Year	($)		($)(2)	($)(3)		(#)(6)(7)	($)(8)

Henry L. Nordhoff	2005	600,000	(1)	450,000	871,000	(4)	119,000	20,796	(9)(10)
Chairman, President and	2004	529,669		450,000	838,800	(4)	100,000	28,599	(9)(10)
Chief Executive Officer	2003	474,808		400,000	599,600	(4)	100,000	28,609	(9)(10)
Daniel L. Kacian, Ph.D., M.D.	2005	346,000		104,000	425,000	(5)	30,000	5,735
Executive Vice President	2004	339,961		96,000	—		50,000	5,203
and Chief Scientist	2003	309,923		91,000	—		70,000	5,213
Niall Conway	2005	334,000		70,000	170,000	(5)	15,000	7,766
Executive Vice President —	2004	328,039		79,000	—		50,000	8,942	(10)
Sales and Operations	2003	298,846		75,000	—		70,000	5,936	(10)
R. William Bowen	2005	304,000		85,000	297,500	(5)	25,000	6,767
Vice President, General	2004	298,615		72,000	—		25,000	6,142
Counsel and Secretary	2003	275,385		69,000	—		54,000	5,739
Herm Rosenman	2005	283,000		80,000	297,500	(5)	20,000	7,502
Vice President — Finance	2004	266,923		70,000	—		25,000	7,221
and Chief Financial Officer	2003	244,231		63,000	—		54,000	7,006

(1)	Includes $18,000 earned but deferred at the election of the executive pursuant to our Deferred Compensation Plan.

(2)	Does not include the value of restricted stock awards granted in fiscal 2005, and in the case of Mr. Nordhoff, deferred issuance restricted stock awards granted in fiscal 2003 and fiscal 2004 under the 2003 Plan, which awards are included under the heading “Restricted Stock Awards” in this table. Bonuses are included here in the years they were earned, not in the year in which they were paid. Bonuses represent compensation for achievements and are not necessarily paid in the year they are earned; i.e., bonuses for 2005 were paid in February 2006 (except with respect to Mr. Nordhoff who deferred payment of his entire bonus pursuant to our Deferred Compensation Plan).

(3)	Represents the dollar value of the shares awarded, calculated by multiplying the market value on the date of grant by the number of shares awarded.

(4)	On August 15, 2003, and as amended in August 2004, Mr. Nordhoff was granted a restricted stock award under the 2003 Plan of 20,000 shares of common stock that vest as follows: 10,000 of the shares vest on August 15, 2005, 5,000 shares on August 15, 2006 and 5,000 shares on August 15, 2007 (the “2003 RSA”). The market value on August 15, 2003, the date of grant, was $29.98 per share. On June 1, 2004, Mr. Nordhoff was granted a restricted stock award under the 2003 Plan for 20,000 shares of common stock that vest as follows: one-fourth (1/4th) of the shares vest one year after June 1, 2004 and the remainder of the shares vest monthly thereafter over the following three years at a rate of 1/48th of the shares each month (the “2004 RSA”). The market value on June 1, 2004, the date of grant, was $41.94 per share. On September 10, 2004, the Company converted the 2003 RSA and the 2004 RSA into 40,000 shares of deferred issuance restricted stock awards. The 40,000 shares of deferred issuance restricted stock awards are subject to the same vesting terms as the 2003 RSA and the 2004 RSA. On May 20, 2005, Mr. Nordhoff was granted a restricted stock award under the 2003 Plan for 20,000 shares of common stock that vest as follows: one-fourth (1/4th) of the shares vest one year after May 20, 2005 and the remainder of the shares vest monthly thereafter over the following three years at a rate of 1/48th of the shares each month (the “2005 RSA”). The market value on May 20, 2005, the date of grant, was $43.55 per share. Subject to vesting in accordance with their terms, the 2003 RSA and 2004 RSA will be issued to Mr. Nordhoff at the earlier of his election or upon the termination of his employment with the Company. Subject to vesting in accordance with its terms, the 2005 RSA will be issued to Mr. Nordhoff at the earlier of May 20, 2009 or upon the termination of his employment with the Company. The awards will further be issued in a manner that complies with Section 409A of the Code, which may include, deferring the issuance of such shares for six months after the termination of Mr. Nordhoff’s employment. At the end of fiscal 2005, Mr. Nordhoff’s aggregate restricted stock holding and the value thereof at year end based on the then-current market value ($48.79), without giving effect to the diminution of value attributable to the restrictions on such stock, was $2,927,400 (60,000 shares). Dividends on these shares of restricted stock will be paid when, as and if declared on the Company’s common stock by the Company’s Board of Directors. To date, the Company has not paid any dividends and does not anticipate paying any dividends on its common stock in the foreseeable future.

(5)	The market value on October 17, 2005, the date of grant, was $42.50 per share. At the end of fiscal 2005, the aggregate restricted stock holdings and the value thereof at year end based on the then-current market value ($48.79), without giving effect to the diminution of value attributable to the restrictions on such stock, were as follows: Dr. Kacian, $487,900 (10,000 shares), Mr. Conway, $195,160 (4,000 shares), Mr. Bowen, $341,530 (7,000 shares), and Mr. Rosenman, $341,530 (7,000 shares). These shares of restricted stock vest as follows: one-fourth (1/4) of the shares vest annually over four years. Dividends on these shares of restricted stock will be paid when, as and if declared on the Company’s common stock by the Company’s Board of Directors. To date, the Company has not paid any dividends and does not anticipate paying any dividends on its common stock in the foreseeable future.

(6)	The Company has not issued any stock appreciation rights (SARs).

(7)	Amounts reflect 2-for-1 stock split implemented as a 100% stock dividend in September 2003.

(8)	Amounts in this column include life insurance premiums paid by the Company on behalf of the executive officer and matching payments under the Company’s 401(k) plan.

(9)	Includes $796, $595, and $4,336 in club dues paid on behalf of Mr. Nordhoff in 2005, 2004 and 2003, respectively.

(10)	Includes travel expenses for executive’s spouse in connection with Company offsite events. Travel for Mr. Nordhoff’s spouse was $0, $6,446 and $2,862 in 2005, 2004 and 2003, respectively. Travel for Mr. Conway’s spouse was $1,208, $1,819 and $1,094 in 2005, 2004, and 2003, respectively.

Stock Option Grants and Exercises
      The Company grants options to its executive officers under its 2000 Equity Participation Plan (the “2000 Plan”) and the 2003 Plan. As of February 28, 2006, options to purchase a total of 5,686,257 shares were outstanding under these plans and options to purchase 833,379 shares remained available for grant under the plans. The following tables show for the fiscal year ended December 31, 2005, certain information regarding options granted to, exercised by, and held at year end by, the Named Executive Officers.
Option Grants in Last Fiscal Year

		Percent of			Potential Realizable
	Number of	Total Options			Value of Assumed
	Securities	Granted to			Annual Rates of Stock
	Underlying	Gen-Probe			Price Appreciation for
	Options	Employees in	Exercise		Option Term ($)(3)
	Granted	Fiscal Year	Price	Expiration
Name	(#)(1)	(%)(2)	($/SH)(1)	Date	5%	10%

Henry L. Nordhoff	100,000	8.15%	43.55	05/20/2015	2,738,836	6,940,748
	19,000	1.55%	42.50	10/17/2015	507,832	1,286,947
Daniel L. Kacian, Ph.D., M.D.	30,000	2.44%	42.50	10/17/2015	801,841	2,032,022
Niall M. Conway	15,000	1.22%	42.50	10/17/2015	400,920	1,016,011
R. William Bowen	25,000	2.04%	42.50	10/17/2015	668,201	1,693,351
Herm Rosenman	20,000	1.63%	42.50	10/17/2015	534,560	1,354,681

(1)	The exercise price of the options is based on the fair market value on the date of grant. The options granted vest as follows: one-fourth (1/4) of the option shares vest one year after the vesting commencement date; the remainder of the option shares vest monthly thereafter over the following three years at a rate of 1/48th of the shares each month. Table does not include restricted stock awards granted in the last fiscal year, which are detailed in the “Summary Compensation Table” above.

(2)	Based on options to purchase an aggregate of 1,227,700 shares granted to employees in fiscal 2005.

(3)	The potential realizable value listed in the table represents hypothetical gains that could be achieved for the options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the options were granted to their expiration date. The 5% and 10% rates of appreciation are provided in accordance with the rules of the SEC and do not represent the Company’s estimate or projection of the Company’s future stock value. Actual gains, if any, on option exercises will depend on the future performance of the common stock and overall market conditions. The potential realizable value computation does not take into account federal or state income tax consequences of option exercises or sales of appreciated stock.

Aggregated Option Exercises in Last Fiscal Year, and Fiscal Year-End Option Values

			Number of Securities
			Underlying Unexercised			Value of Unexercised
			Options at			in the Money Options at
	Shares		December 31, 2005			December 31, 2005(1)
	Acquired on	Value
	Exercise	Realized	Exercisable	Unexercisable		Exercisable	Unexercisable
Name	(#)	($)	(#)	(#)		($)	($)

Henry L. Nordhoff	76,000	2,543,875	535,280	262,670	(2)	16,172,347	4,439,583
Daniel L. Kacian, Ph.D., M.D.	40,000	1,330,688	130,629	100,371	(3)	3,630,988	1,419,219
Niall M. Conway	30,500	1,006,618	91,804	86,088	(3)	2,246,376	1,351,039
R. William Bowen	21,485	622,899	48,413	66,662	(3)	1,038,701	916,458
Herm Rosenman	—	—	81,073	64,215	(3)	2,236,939	934,192

(1)	Based on the closing price of the Company’s common stock on December 30, 2005 ($48.79), as reported by Nasdaq, less the option exercise price.

(2)	Does not include an aggregate of 60,000 shares of deferred issuance restricted stock awards issued to Mr. Nordhoff on August 15, 2003, June 1, 2004 and May 20, 2005.

(3)	Does not include the following restricted stock awards granted on October 17, 2005: Dr. Kacian (10,000 shares), Mr. Conway (4,000 shares), Mr. Bowen (7,000 shares) and Mr. Rosenman (7,000 shares).
Equity Compensation Plan Information
      The following table provides certain information regarding all of the Company’s equity compensation plans in effect as of December 31, 2005.

			Number of Securities
			Remaining Available for
	Number of Securities		Future Issuance under
	to be Issued upon	Weighted-Average	Equity Compensation
	Exercise of	Exercise Price of	Plans (excluding
	Outstanding Options	Outstanding Options,	securities reflected in
Plan Category	Warrants and Rights	Warrants and Rights	column (a))

	(a)	(b)	(c)
Equity compensation plans approved by security holders	5,701,106	$29.86	1,627,694	(1)
Equity compensation plans not approved by security holders(2)	252,480	$22.07	49,015

Total	5,953,586	$29.53	1,676,709

(1)	Includes 891,405 shares of common stock available for future issuance under our 2000 Plan and 2003 Plan and 736,289 shares under our Employee Stock Purchase Plan (the “ESPP”), as amended, as of December 31, 2005.

(2)	Consists of shares of common stock issuable under the 2002 New Hire Stock Option Plan (the “2002 Plan”), which at the time of adoption did not require the approval of, and has not been approved by, the Company’s stockholders. See the description below of the 2002 Plan.
      The following equity compensation plan of the Company was in effect as of December 31, 2005 and was adopted without approval of the Company’s security holders.
Description of the 2002 New Hire Plan
      General Nature and Purposes of the 2002 New Hire Plan. The principal purposes of the 2002 Plan are to provide incentives for certain employees of the Company and its subsidiaries through granting of options (the “2002 Plan Awards”), thereby stimulating optionees’ personal and active interest in the Company’s development and financial success, and inducing them to remain in the Company’s employ. The 2002 Plan was approved by the Board on November 11, 2002 without approval by the Company’s stockholders. The Company has not issued options under the 2002 Plan since March 2004.
      A brief description of the principal features of the 2002 Plan follows, but the description is qualified in its entirety by reference to the 2002 Plan itself, which was filed with the SEC as an exhibit to the Company’s Quarterly Report on Form 10-Q on May 10, 2004.
      Administration of the Plan. The 2002 Plan is administered by the Compensation Committee of the Company’s Board of Directors (or another committee or a subcommittee of the Board assuming the functions of the Compensation Committee under the 2002 Plan) (the “Committee”). The Committee consists of at least two members of the Board of Directors, each of whom is a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act (“Rule 16b-3”), and an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Subject to the terms and conditions of the 2002 Plan, the Committee has the authority to select the persons to whom 2002 Plan Awards are to be made, to determine the number of shares to be subject thereto and the terms and conditions thereof, and to make all other determinations and to take all other actions necessary or advisable for the administration of the 2002 Plan. The Committee is also authorized to adopt, amend, interpret and revoke rules relating to the administration of the 2002 Plan.
      Securities Subject to the 2002 Plan. The aggregate number of shares of common stock authorized for issuance upon exercise of options granted under the 2002 Plan was 200,000 as of the date the 2002 Plan was adopted. In September 2003, the 200,000 share reserve authorized for issuance under the 2002 Plan was adjusted to 400,000 shares to reflect the Company’s 2-for-1 stock split implemented as a 100% stock dividend.
      The shares available under the 2002 Plan upon exercise of stock options may be either previously unissued shares or treasury shares. The Committee has the discretion to make appropriate adjustments in the number of securities subject to the 2002 Plan and to outstanding 2002 Plan Awards to reflect dividends or other distributions; a recapitalization, reclassification, stock split, reverse stock split, or reorganization, merger or consolidation of the Company; the split-up, spin-off, combination, repurchase, liquidation or dissolution of the Company; or disposition of all or substantially all of the assets of the Company or exchange of common stock or other securities of the Company; or other similar corporate transaction or event (an “extraordinary corporate event”).
      If any portion of a 2002 Plan Award terminates or lapses unexercised, or is canceled upon grant of a new 2002 Plan Award (which may be at a higher or lower exercise price than the Award so canceled), the shares which were subject to the unexercised portion of such 2002 Plan Award will continue to be available for issuance under the 2002 Plan.
      Term of the 2002 Plan and Amendments. The 2002 Plan will expire on November 10, 2012, unless earlier terminated. The 2002 Plan can be amended, modified, suspended or terminated by the Committee or the Board of Directors. Amendments of the 2002 Plan will not, without the consent of the participant, affect such person’s rights under a 2002 Plan Award previously awarded, unless the 2002 Plan Award agreement governing such 2002 Plan Award itself otherwise expressly so provides.
      Eligibility. 2002 Plan Awards may be granted only to newly hired employees of the Company, including newly hired officers or employee directors of the Company, who have not previously been employed by the Company.
      Payment for Shares. The exercise price for all 2002 Plan Awards, together with any applicable tax required to be withheld, must be paid in full in cash at the time of exercise or the Committee may, in its sole and absolute discretion (i) allow a delay in payment up to 30 days from the date the option is exercised, (ii) allow payment, in whole or in part, through the delivery of shares of common stock which have been held by the holder for at least six months, (iii) allow payment, in whole or in part, through the surrender of shares of common stock then issuable upon exercise of the option having a fair market value on the date of option exercise equal to the aggregate exercise price of the option or exercised portion thereof, (iv) allow payment, in whole or in part, through the delivery of a notice that the holder has placed a market sell order with respect to shares of common stock then issuable upon exercise of the option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the option exercise price; provided, that the payment of such proceeds is then made to the Company upon settlement of such sale, and (v) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii) and (iv).
      Awards under the 2002 Plan. The 2002 Plan provides that the Committee may grant or issue non-qualified stock options (“NQSOs”). NQSOs provide for the right to purchase common stock at the fair market value on the date of grant and usually will become exercisable (in the discretion of the Committee) in one or more installments after the grant date, subject to the participant’s continued provision of services to the Company. NQSOs may be granted for any term specified by the Committee; provided that the term may not exceed 10 years.
      Agreements; Consideration to the Company. Each 2002 Plan Award will be set forth in a separate agreement with the person receiving the 2002 Plan Award and will indicate the terms and conditions of the 2002 Plan Award. The dates on which 2002 Plan Awards under the 2002 Plan first become exercisable and on which they expire will be set forth in individual 2002 Plan Award agreements setting forth the terms of the 2002 Plan Awards. The agreements generally will provide that 2002 Plan Awards expire upon termination of the participant’s status as an employee, although the Committee may provide that Awards granted to employees continue to be exercisable following a termination without cause, or following a “Change in Control” of the Company, as defined in the 2002 Plan, or because of the grantee’s retirement, death, disability or otherwise.

General Terms of 2002 Plan Awards under the 2002 Plan
      Non-Assignability. No 2002 Plan Awards may be assigned or transferred by the grantee, except by will, the laws of descent and distribution or pursuant to a qualified domestic relations order, although the shares of common stock underlying such 2002 Plan Awards may be transferred if all applicable restrictions have lapsed. During the lifetime of the holder of any 2002 Plan Award, the 2002 Plan Award may be exercised only by the holder. Notwithstanding the foregoing, the Committee may grant NQSOs that may be assigned or transferred, subject to certain conditions, to “permitted transferees,” which include a child, grandchild, parent, spouse, niece or nephew of the holder.
      Extraordinary Corporate Events. The Committee has discretion under the 2002 Plan to provide that 2002 Plan Awards will expire at specified times following, or become exercisable in full upon, the occurrence of certain specified “extraordinary corporate events”; but in such event the Committee may also give optionees the right to exercise their outstanding NQSOs in full during some period prior to such event, even though the NQSOs have not yet become fully exercisable.
      Effect of Change in Control. Notwithstanding anything in the 2002 Plan or the provisions of any 2002 Plan Award to the contrary, in the event of a Change in Control, each outstanding 2002 Plan Award shall, immediately prior to the effective date of the Change in Control, automatically become fully vested or exercisable, as applicable, for all of the shares of common stock at the time subject to such 2002 Plan Award and, as applicable, may be exercised for any or all of the shares of common stock subject to the 2002 Plan Award.
      For purposes of the 2002 Plan, “Change in Control” means a change in ownership or control of the Company effected through either of the following transactions: (a) any person or related group of persons (other than the Company or a person that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer for securities of the Company; (b) there is a change in the composition of the Board over a period of thirty-six (36) consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board; (c) a merger or consolidation of the Company with any other corporation (or other entity), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or another entity) more than 66 2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 25% of the combined voting power of the Company’s then outstanding voting securities shall not constitute a Change in Control; or (d) a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.
      Transfer Restrictions. The Committee, in its discretion, may impose such restrictions on the transferability of the shares purchasable upon the exercise of a NQSO as it deems appropriate. Any such other restriction shall be set forth in the respective 2002 Plan Award agreement and may be referred to on the certificates evidencing such shares.
      Withholding Tax Obligations. As a condition to the issuance or delivery of stock pursuant to the exercise of a 2002 Plan Award granted under the 2002 Plan, the Company requires participants to discharge applicable withholding tax obligations. Shares held by or to be issued to a participant may also be used to discharge tax withholding obligations related to exercise of 2002 Plan Awards, subject to the discretion of the Committee to disapprove such use.
      Securities Law. The 2002 Plan is intended to conform to the extent necessary with all provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the Exchange Act, and any and all regulations and rules promulgated by the SEC thereunder, including without limitation Rule 16b-3. The 2002 Plan will be administered, and options will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the 2002 Plan and options granted thereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.
Employment Agreements
      The Company entered into an employment agreement with its Chairman, President and Chief Executive Officer, Henry L. Nordhoff, on April 2, 2003, as amended on January 1, 2004, which specifies the terms and conditions of his employment. The agreement states that Mr. Nordhoff’s base salary will equal his base salary on the date of the agreement ($511,400 per year), which amount can be increased annually by the Board of Directors. The Agreement also provides that Mr. Nordhoff’s salary may not be decreased during the term of the agreement. Mr. Nordhoff’s target bonus will be 75% of his base salary, with the actual amount determined by the Board of Directors, upon recommendation of the Compensation Committee, at its discretion. This authority has been delegated by the Board to the Compensation Committee. The agreement further provides that Mr. Nordhoff will receive an annual grant of not less than 20,000 shares of restricted stock of the Company and not less than 100,000 options to purchase shares of the Company’s common stock, if such options or restricted shares are then available under an equity participation plan adopted by the Company. The Company also is required to provide Mr. Nordhoff with a term life insurance policy providing for payment of $1 million to his designated beneficiaries and to pay annual club dues on his behalf. Mr. Nordhoff is also eligible pursuant to the agreement to participate in the Company’s retirement, stock option, insurance and similar plans as in effect from time to time.
      Mr. Nordhoff may terminate his employment with the Company at any time. In the event Mr. Nordhoff’s employment is terminated for reasons other than “cause,” or if he terminates his employment for “good reason” (each as defined below), Mr. Nordhoff will receive severance pursuant to the agreement in the form of 24 months salary continuation at his base salary rate in effect at the time of the termination, plus a pro rata portion of his targeted level bonus in the year of the termination and an amount equal to two times his targeted level bonus in the year of termination. If Mr. Nordhoff’s termination is in connection with a change in control

(as defined in the agreement), he will receive severance in the form of a lump sum payment, payable within ten days of termination, equal to 36 months’ base salary, and an amount equal to three times his targeted level bonus in the year of the termination. A termination is considered in connection with a change in control if the termination occurs within the period six months before or 18 months after a change in control. The agreement also requires the Company to provide continued health care coverage to Mr. Nordhoff and his eligible dependents without charge until the earlier of his 65th birthday or the first date that he is covered under another employer’s health benefit program providing substantially the same or better benefits and to pay premiums on life insurance obtained under the Company’s life insurance plan. After Mr. Nordhoff reaches age 65, the Company will provide for up to $10,000 per year in medical reimbursement to cover medical and prescription expenses incurred but not covered by Medicare. Further, upon a termination without cause or for good reason, Mr. Nordhoff’s interest in any unvested 401(k) contributions will vest as of the date of his termination and he will receive outplacement services for six months.
      The agreement also provides that if it is determined that any payment or distribution of any type to Mr. Nordhoff or for his benefit by the Company, any of its affiliates, any person who acquires ownership or effective control of the Company or ownership of a substantial portion of its assets (within the meaning of Section 280G of the Code and the regulations thereunder), whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties with respect to such excise tax, then Mr. Nordhoff will be entitled to receive an additional “gross up” payment in an amount calculated to ensure that after Mr. Nordhoff pays all taxes (and any interest or penalties imposed with respect to such taxes), including any excise tax, imposed upon the gross-up payment, Mr. Nordhoff retains an amount of the gross-up payment equal to the excise tax imposed upon the total payments made to him. However, if the excise tax could be avoided by reducing the total payments by $10,000 or less, then the total payments would be reduced to the extent necessary to avoid the excise tax and no gross-up payment would be required under the agreement.
      For purposes of the agreement, “good reason” means any of the following events that are not consented to by Mr. Nordhoff: (i) the removal of Mr. Nordhoff from his position as the Chief Executive Officer of the Company; (ii) a substantial and material diminution in Mr. Nordhoff’s duties and responsibilities; (iii) a reduction of Mr. Nordhoff’s base salary or target bonus percentage; (iv) the location of Mr. Nordhoff’s assignment on behalf of the Company is moved to a location more than 30 miles from its present location; (v) the failure of the Company to obtain a satisfactory agreement from any successor to the Company to assume and agree to perform the agreement; or (vi) a material breach by the Company of its obligations under the agreement after notice in writing from Mr. Nordhoff and a reasonable opportunity for the Company to cure or substantially mitigate any material adverse effect of such breach. In addition, “cause” means any of the following events: (i) any act of gross or willful misconduct, fraud, misappropriation, dishonesty, embezzlement or similar conduct on the part of Mr. Nordhoff; (ii) Mr. Nordhoff’s conviction of a felony or any crime involving moral turpitude (which conviction, due to the passage of time or otherwise, is not subject to further appeal); (iii) Mr. Nordhoff’s misuse or abuse of alcohol, drugs or controlled substances and failure to seek and comply with appropriate treatment; (iv) willful and continued failure by Mr. Nordhoff to substantially perform his duties under the agreement (other than any failure resulting from disability or from termination by Mr. Nordhoff for good reason) as determined by a majority of the Board after written demand from the Board of Directors for substantial performance is delivered to Mr. Nordhoff, and Mr. Nordhoff fails to resume substantial performance of his duties on a continuous basis within 30 days of such notice; (v) the death of Mr. Nordhoff; or (vi) Mr. Nordhoff’s becoming disabled such that he is not able to perform his usual duties for the Company for a period in excess of six consecutive calendar months.
      The Company also has entered into employment agreements with each of the following executives: Executive Vice President and Chief Scientist, Daniel L. Kacian, Ph.D., M.D.; Executive Vice President — Operations, Niall M. Conway; Vice President — General Counsel and Secretary, R. William Bowen; Vice President — Human Resources, Diana De Walt; Vice President — Strategic Planning and Business Development, Martin B. Edelshain; Vice President — Regulatory, Quality & Government Affairs, Glen Paul Freiberg, RAC; Vice President — Sales and Marketing, Stephen J. Kondor; Vice President — Industrial Relationships, Lynda A. Merrill; Executive Vice President — Research and Development, Larry T. Mimms, Ph.D.; and Vice

President — Finance and Chief Financial Officer, Herm Rosenman. Each agreement provides that in the event the executive’s employment is terminated for reasons other than “cause,” or if the executive terminates her or his employment for “good reason” (each as defined in the agreement), the executive will receive severance in the form of continued compensation, at the executive’s salary rate paid at the time of the termination plus costs of life insurance premiums, if any, for a period of 12 months. If the termination is due to a change in control (as defined in the agreement), the executive will receive severance in the form of a lump sum payment, payable within ten days of termination, equal to 18 months’ base salary, and an amount equal to 1.5 times the greater of the executive’s targeted level bonus in the year of the termination or the executive’s highest discretionary bonus in the preceding three years. A termination is considered in connection with a change in control if the termination occurs within the period six months before or 18 months after a change in control. Each executive also is entitled to receive COBRA benefits for the executive and eligible dependents until the earlier of one year following the termination date or the first date that the executive is covered under another employer’s health benefit program providing substantially the same or better benefits, and outplacement services for six months.
      The Company also has entered into employment agreements with the following additional executives: Vice President — Research, Lyle J. Arnold; Vice President — Product Development, Valerie M. Day; Vice President — Business Development, Paul E. Gargan, Ph.D.; Vice President — Supply Chain Management, Gurney I. Lashley; Vice President — Finance and Corporate Controller, Donald D. Tartre; and Vice President — Intellectual Property, Peter R. Shearer. Each agreement provides that in the event the executive’s employment is terminated for reasons other than “cause,” or if the executive terminates her or his employment for “good reason” (each as defined in the agreement), the executive will receive severance in the form of continued compensation at the executive’s salary rate paid at the time of the termination, plus costs of life insurance premiums, if any, for a period of six months. If the termination is due to a change in control, the executive will receive severance in the form of a lump sum payment, payable within 10 days of termination, equal to 12 months’ base salary, and an amount equal to the greater of the executive’s targeted level bonus in the year of the termination or the executive’s highest discretionary bonus in the preceding three years. A termination is considered in connection with a change in control if the termination occurs within the period six months before or 18 months after a change in control. Each executive also is entitled to receive COBRA benefits for the executive and eligible dependents until the earlier of one year following the termination date or the first date that the executive is covered under another employer’s health benefit program providing substantially the same or better benefits, and outplacement services for six months.
Change-in-Control Severance Compensation Plan
      The Company has established the Gen-Probe Incorporated Change-in-Control Severance Compensation Plan (the “Severance Plan”), which provides eligible employees with severance pay benefits in the event of a change in control of the Company. Generally, all employees who are not officers of the Company are eligible to participate in the Severance Plan. The Company is entitled to amend or terminate the Severance Plan, in its sole discretion, at any time prior to a change in control. Under the Severance Plan, in the event of a change in control of the Company, as defined in the plan, eligible employees who are terminated without cause within one year of the change in control are entitled to receive a severance payment. The participant is entitled to receive a severance payment equal to the employee’s weekly salary on the date of termination, to be paid for a minimum of three weeks and a maximum of 30 weeks (depending on the employee’s position with the Company) and the Company will pay on the employee’s behalf the costs of premiums under the Company’s medical and dental plans during that period of time. Alternatively, the participant may elect to receive 90% of the aggregate cash severance payment due to him or her in one lump sum cash payment. If the participant commences full time employment with a new employer, the Company’s obligation to pay the costs of premiums due under the Company’s medical and dental plans will terminate, but the Company will still be obligated to pay the cash severance payment to the participant. Such payments may tend to discourage takeover attempts by increasing costs to be incurred by the Company in the event of a takeover. The Severance Plan will terminate on September 16, 2009 unless a change in control occurs prior to that date, in which event the Severance Plan will apply to any termination of employment occurring within 12 months after the change in control.
Report of the Compensation Committee of the Board of Directors
on Executive Compensation
      The Compensation Committee currently is comprised of four directors of the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code (the “Code”). The Compensation Committee receives and approves each of the elements of the executive compensation program of the Company and regularly assesses the effectiveness and competitiveness of the program. In addition, the Committee administers the stock option program and other key provisions of the executive compensation program and reviews with the Board all aspects of the compensation structure for the Company’s executives. Set forth below in full is the Report of the Compensation Committee regarding compensation paid by the Company to its executive officers during 2005.
      Compensation for executives is based on the principles that compensation must: (a) be competitive with other quality companies in order to help attract, motivate and retain the talent needed to lead and grow the Company’s business; (b) be based on performance of the individual and performance of the business; (c) provide a strong incentive for key managers to achieve the Company’s goals; and (d) make prudent use of the Company’s resources.
      Executive compensation is based on performance against a combination of financial and non-financial measures including business results and organizational productivity. In addition, executives are expected to uphold the fundamental principles embodied in the Company’s Vision and Mission Statement. These include a commitment to providing products of value to our customers by encouraging innovation, developing our people, and investing in technologies, while generating profits to fund aggressive growth. In upholding these objectives, executives not only contribute to their own success, but also help ensure that the Company’s business, employees, stockholders and communities in which we live and work will prosper.
Compensation Philosophy
      The Company’s executive compensation program is based upon a pay-for-performance philosophy. The executive compensation program is designed to provide value to the executive based on the extent of individual performance, the Company’s performance versus budgeted earnings targets and other financial measures, the Company’s longer term financial performance and total return to stockholders, including the extent to which share price appreciation meets, exceeds or falls short of expectations.
Elements of the Executive Compensation Program
      Base Salary. An executive’s base salary is determined by an assessment of her or his sustained performance against her or his individual job responsibilities including, where appropriate, the impact of such performance on the Company’s business results, industry pay levels, and experience and potential for advancement.
      Annual Incentives. Cash payments under the Company’s annual performance incentive plan are based on achieving personal and corporate goals. Corporate goals include revenues, profitability and product launches. Use of corporate goals establishes a direct link between the executive’s pay and the Company’s financial success.
      Long-Term Incentives. The Company’s long-term incentives will be primarily in the form of stock option awards and restricted stock awards. The objective of these awards is to advance the Company’s longer-term interests and those of the Company’s stockholders and to complement incentives tied to annual performance. These awards will provide rewards to executives based upon the creation of incremental stockholder value.

      Stock options will only produce value to executives if the price of the Company’s stock appreciates, thereby directly linking the interests of executives with those of stockholders. The number of stock options and/or restricted stock awards granted is based on the executive’s position, performance in the prior year and the executive’s potential for continued sustained contributions to the Company’s success and in the case of our Chief Executive Officer, his employment agreement terms. The Compensation Committee does consider the number of options and/or restricted stock awards held by the executives when making grants. The executive’s right to stock options vests over a four-year period and each option is exercisable, but only to the extent that it has vested, over a ten-year period following its grant, so long as the executive continues to provide services to the Company. The executive’s right to restricted stock awards vest annually over four years. In order to preserve the linkage between the interests of executives and those of stockholders, the executives are encouraged to utilize the shares obtained on the exercise of their stock options, after satisfying the cost of exercise and taxes, to establish a significant level of direct ownership.
Deferred Compensation Plan
      The Company maintains a Deferred Compensation Plan (the “DCP”) that allows certain highly compensated management, including the Named Executive Officers, key employees and directors of the Company to defer up to 80% of annual base salary or director fees and up to 100% of annual bonus compensation. Deferred amounts are credited with gains and losses based on the performance of deemed investment options selected by a committee appointed by the Board of Directors to administer the DCP. The DCP also allows for discretionary contributions to be made by the Company. Participants may receive distributions upon (i) a pre-set date or schedule that is elected during an appropriate election period, (ii) the occurrence of unforeseeable financial emergencies, (iii) termination of employment (including retirement), (iv) death, (v) disability, or (vi) a change in control of the Company as defined in the DCP. Certain participants must wait six months following termination of employment to receive distributions. The DCP is subject to Section 409A of the Code.
      The Company may terminate the DCP at any time with respect to participants providing services to the Company. Upon termination of the DCP, participants will be paid out in accordance with their prior distribution elections and otherwise in accordance with the DCP. Upon and for twelve (12) months following a change of control, the Company has the right to terminate the DCP and, notwithstanding any elections made by participants, to pay out all benefits in a lump sum, subject to the provisions of the Code.
Chief Executive Officer Compensation
      Henry L. Nordhoff’s base salary was established pursuant to his employment agreement with the Company, pursuant to which the Compensation Committee has approved annual base salary increase for Mr. Nordhoff from $600,000 to $640,000 effective January 7, 2006. The Compensation Committee believes that the total compensation of the Chairman, President and Chief Executive Officer is largely based upon the same policies and criteria used for other executive officers at comparable companies. Each year the Compensation Committee reviews the Chief Executive Officer’s compensation arrangement, his individual performance for the calendar year under review, as well as the Company’s performance. In determining Mr. Nordhoff’s bonus for 2005, the Committee considered his contributions to the Company, particularly in connection with meeting and exceeding 2005 financial, operational, strategic and organizational performance objectives, and his role in implementing strategic and financial initiatives designed to augment the Company’s development and growth efforts, including the Company’s expansion into the industrial testing market and progress on its prostate cancer program. For the fiscal year ended December 31, 2005, Mr. Nordhoff received a bonus of $450,000. In May 2005, Mr. Nordhoff was granted options under the 2003 Plan to purchase 100,000 shares of common stock at $43.55 per share, the fair market value on the date of grant. In October 2005, Mr. Nordhoff was granted options under the 2003 Plan to purchase 19,000 shares of common stock at $42.50 per share, the fair market value on the date of grant. The stock option grants are subject to vesting over four years. In May 2005, Mr. Nordhoff received a deferred issuance restricted stock award for 20,000 shares. The 20,000 shares of deferred issuance restricted stock award are subject to vesting over four years with one-fourth (1/4th) of the shares vesting one year after May 20, 2005 and the remainder of the shares vest monthly thereafter over the following three years at a rate of 1/48th of the shares each month, and will be issued to Mr. Nordhoff at the earlier of May 20, 2009 or upon the termination of his employment with the Company and in a manner that complies with Section 409A of the Code, which may include, deferring the issuance of such shares for six months after the termination of Mr. Nordhoff’s employment. The Compensation Committee believes Mr. Nordhoff’s compensation, including salary, bonus and equity awards, is appropriate given the Company’s positive performance in 2005 and at a level competitive with Chief Executive Officer salaries among profitable biotechnology companies.
Section 162(m) Compliance
      Section 162(m) of the Code generally limits the tax deductions a public corporation may take for compensation paid to its Named Executive Officers to $1 million per executive per year. Compensation above $1 million may be deducted if it is performance based compensation within the meaning of the Code. The Company’s stockholders have previously approved the 2000 Plan and the 2003 Plan, qualifying awards under these plans as performance based compensation exempt from the Section 162(m) limits. In addition, the Committee intends to evaluate the Company’s executive compensation policies and benefit plans during the coming year to determine whether additional actions to maintain the tax deductibility of executive compensation are in the best interest of the Company’s stockholders.
Conclusion
      Through the programs described above, a significant portion of the Company’s compensation program and realization of its benefits is contingent on both Company and individual performance.
      The foregoing report has been furnished by the Compensation Committee.

Armin M. Kessler, Chairman
Brian A. McNamee, M.B.B.S.
Gerald D. Laubach, Ph.D.
Mae C. Jemison, M.D.
Compensation Committee Interlocks and Insider Participation
      As noted above, the Company’s compensation committee consists of Mr. Kessler, Dr. McNamee, Dr. Laubach and Dr. Jemison. No interlocking relationship exists between any member of the Compensation Committee and any member of any other company’s board of directors or compensation committee.

PERFORMANCE MEASUREMENT COMPARISON(1)
      The following graph shows the total stockholder return of an investment of $100 in cash since September 16, 2002 for (i) the Company’s common stock, (ii) the Nasdaq Composite Index U.S. Companies (“Nasdaq Composite Index”), and (iii) the Nasdaq Biotechnology Index (“Nasdaq Biotech Index”). The comparisons in the graph are required by the SEC and are not intended to forecast or be indicative of future performance of the Company’s common stock.
Comparison of Cumulative Total Return on Investment
Since September 16, 2002

	9/16/2002	12/31/2002	12/31/2003	12/31/2004	12/31/2005

Gen-Probe Incorporated	$100.00	$172.46	$528.55	$655.22	$707.10

Nasdaq Biotech Index	100.00	102.84	149.88	159.07	163.58

Nasdaq Composite Index	100.00	104.67	157.02	170.51	172.85

(1)	This Section is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Certain Transactions
      In September 2000, the Company made a loan in principal amount of $100,000 to Niall M. Conway, its Executive Vice President — Operations. The Company made this loan to Mr. Conway in order to assist him with the purchase of his initial residence in San Diego, California. This loan is evidenced by a promissory note which matures upon the earlier of (a) the sale of his residence, or (b) termination of his employment with the Company. The promissory note is secured by a Deed of Trust in favor of the Company. The loan by its original terms is not subject to interest.
      During the fiscal year 2005 through February 28, 2006, certain of the Company’s directors and officers purchased shares of the Company’s common stock pursuant to the exercise of vested stock options as follows: R. William Bowen, 31,485 shares for $489,790; Niall M. Conway, 30,500 shares for $407,348; Valerie Day, 2,840 shares for $53,073; Raymond Dittamore, 16,000 shares for $108,000; Glen P. Freiberg, 22,568 shares for $563,142; Paul E. Gargan, 13,882 shares for $179,873; Daniel L Kacian, 60,000 shares for $740,781; Armin M. Kessler, 11,667 shares for $112,003; Gurney Lashley, 25,028 shares for $566,290; Lynda Merrill,

27,485 shares for $399,842; Larry T. Mimms, 45,903 shares for $972,810; Henry L. Nordhoff, 80,000 shares for $983,200; Peter R. Shearer, 8,000 shares for $104,513; and Donald Tartre, 7,000 shares for $256,130.
      The Company has entered into indemnity agreements with its directors and officers that provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the fullest extent permitted under Delaware law and the Company’s Bylaws.
      The Company currently is negotiating a non-exclusive cross license agreement with a privately-held company that employs Mr. Dittamore’s adult son in a non-executive capacity as manager of business development. In the event the transaction is finalized, it will involve payments of greater than $60,000 by the other party to Gen-Probe and potentially by Gen-Probe to the other party.
      The Company believes that all of the transactions described above were on terms at least as favorable to it as they would have been had the Company entered into those transactions with unaffiliated third parties.
Householding of Proxy Materials
      The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
      This year, a number of brokers with account holders who are Gen-Probe stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Gen-Probe Incorporated, Attention: Investor Relations, 10210 Genetic Center Drive, San Diego, California 92121, or contact the Investor Relations Department at (858) 410-8000. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.
Other Matters
      The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Henry L. Nordhoff
Chairman, President and Chief Executive Officer
April 12, 2006
      A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2005 is available without charge upon written request to: Investor Relations, Gen-Probe Incorporated, 10210 Genetic Center Drive, San Diego, California 92121.

Appendix A
GEN-PROBE INCORPORATED
AUDIT COMMITTEE CHARTER
I.     Purpose and policy
      The primary purpose of the Audit Committee (“Committee”) shall be to act on behalf of the Gen-Probe Incorporated (“Company”) Board of Directors (“Board”) in fulfilling its oversight responsibilities with respect to the adequacy of the Company’s internal controls, corporate accounting, financial reporting practices and audits of financial statements, as well as the quality, integrity, and reliability of the Company’s financial statements and financial reports to the public, and the performance of the Company’s internal audit function and the independence, qualifications, and performance of the Company’s independent outside auditors (“Auditors”).
      The policy of the Committee, in discharging these obligations, shall be to maintain and foster an open avenue of communication between the Committee and the Auditors, the Company’s financial management and internal auditors.
II.     Composition
      The Committee shall consist of at least three members of the Board. The members of the Committee shall be appointed by and serve at the discretion of the Board. Vacancies occurring on the Committee shall be filled by the Board. The members of the Committee shall satisfy the independence and financial literacy requirements of Section 301 of the Sarbanes-Oxley Act of 2002, Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and The Nasdaq Stock Market (“Nasdaq”). At least one member shall satisfy the Nasdaq financial sophistication requirements as in effect from time to time.
III.     Meetings and Minutes
      The Committee will meet at least four times annually. The Committee may hold such additional regular or special meetings as its members deem necessary or appropriate. The Chairperson of the Committee shall be appointed by the Board, upon recommendation of the Nominating and Corporate Governance Committee of the Board. The Chairperson (or in his or her absence, a member designated by the Chairperson) shall preside at all meetings of the Committee. The Committee Chairperson has the power to call a meeting whenever the Chairperson thinks there is a need. The Committee may ask members of the Company’s management, or others, to attend the meeting and is authorized to receive all pertinent information from the Company. The Committee has sole discretion in determining the meeting attendees and agenda. A majority shall constitute a quorum of the Committee. A majority of the Committee in attendance shall decide any question brought before any meeting of the Committee. Minutes of each Committee meeting shall be prepared and distributed to each director of the Company and the Secretary of the Company promptly after each meeting. The Chairperson of the Committee shall report to the Board from time to time, or whenever so requested by the Board.
IV.     Authority
      The Committee shall have authority to appoint, determine compensation for, and at the expense of the Company, retain and oversee the Auditors as set forth in Section 10A(m)(2) of the Securities Exchange Act and the rules thereunder and otherwise to fulfill its responsibilities under this charter. The Committee shall also carry out and may exercise any other powers or responsibilities delegated to it by the Board from time to time. While acting within the scope of its stated purposes, the Committee shall have and may exercise all the powers and authority of the Board.
      The Committee shall have full access to all books, facilities and personnel of the Company as deemed necessary or appropriate by any member of the Committee to discharge his or her responsibilities hereunder. The Committee shall have authority to retain, at the Company’s expenses, special legal, accounting or other advisors or consultants as it deems necessary or appropriate in the performance of its duties. The Committee shall have the authority to require that any of the Company’s personnel, counsel, Auditors or investment bankers, or any other consultant or advisor to the Company, attend any meeting of the Committee or meet with any member of the Committee or any of its special legal, accounting or other advisors and consultants.
V.     Responsibilities
      The Committee shall oversee the Company’s financial reporting process on behalf of the Board, shall have direct responsibility for the oversight of the Auditors and any other registered public accounting firm engaged for the purpose of performing other review or attest services for the Company. The Auditors and each such other registered public accounting firm shall report directly and be accountable to the Committee. The Committee’s functions and procedures should remain flexible to address changing circumstances most effectively. Management of the Company is responsible for the Company’s financial statements as well as the Company’s financial reporting process, accounting policies, internal audit functions and internal controls. The Company’s Auditors are responsible for performing an audit of the Company’s annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles, reviewing the Company’s quarterly financial statements and other procedures. Members of the Committee are not engaged in the accounting or auditing profession and some members may not be “financial experts” or otherwise experts in matters involving auditing or accounting, including auditor independence, financial reporting processes, accounting policies or internal audit functions and controls. It is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements fairly present the Company’s financial position and results of operations and are in accordance with generally accepted accounting principles and applicable laws and regulations. Each member of the Committee is entitled to rely on: (i) the integrity of those persons within the Company and of the professionals and experts (such as the Auditors) from which the Committee receives information; (ii) the accuracy of the financial and other information provided to the Committee by such persons, professionals or experts absent knowledge to the contrary; and (iii) representations made by management or the Auditors as to any non-audit services provided by the Auditors to the Company.
      To implement the Committee’s purpose and policy, the Committee shall, to the extent the Committee deems necessary or appropriate, be charged with the following functions and processes with the understanding, however, that the Committee may supplement or (except as otherwise required by applicable laws or rules) deviate from these activities under certain circumstances:

A.	General
      1. Adopt a written Audit Committee Charter that is approved by the full Board of Directors. The Committee shall review this charter as necessary, no less than annually, and recommend any proposed changes to the Board for approval.
      2. Report Committee actions to the Board and make appropriate recommendations.
      3. Prepare the report of the Committee required by the rules of the Securities and Exchange Commission (“SEC”) to be included in the Company’s annual proxy statement.
      4. Review with management and the Auditors, as appropriate, the Company’s disclosures contained under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in its periodic reports to be filed with the SEC.
      5. Review with management and the Auditors, as appropriate, earnings press releases, as well as the substance of financial information and earnings guidance provided to analysts and ratings agencies, which discussions may be general discussions of the type of information to be disclosed or the type of presentation to be made. The Chairperson may represent the entire Committee for purposes of this discussion.
      6. Conduct or authorize investigations into any matters within the Committee’s scope of responsibilities. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the Auditors for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.
      7. Discharge any additional responsibilities as dictated by the law, the Company’s Bylaws, or that the Board requires.

B.	Audit Activities
      1. Have sole authority and responsibility with regard to the selection, evaluation, oversight, and, as appropriate, replacement of the Company’s Auditors.
      2. Consider and evaluate the independence, experience, qualifications, and effectiveness of the Auditors.
      3. Except as permitted under the Sarbanes-Oxley Act and the applicable rules promulgated by the SEC, the Committee shall pre-approve the hiring or retention of the Auditors or any of its affiliates for any audit related services (including comfort letters and statutory audits) or non-audit services and shall pre-approve the fees to be paid to the Auditors or its affiliates and any other terms of the engagement of the Auditors or its affiliates. Although the Committee may seek the input of management, the Committee shall have the sole authority to pre-approve all audit engagement fees and terms, as well as all non-audit engagements with the Auditors or any of its affiliates. The Committee may delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals required by this paragraph; provided that any such approvals are presented to the Committee at its next scheduled meeting.
      4. The Committee shall, at least annually, review the experience and qualifications of the Auditors’ senior personnel that are providing audit services to the Company and the quality control procedures of the Auditors. In conducting its review, the Committee shall:

a. At least annually, obtain and review a report by the Auditors describing: (i) the auditing firm’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the Auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Auditors, and any steps taken to deal with any such issues; and (iii) all relationships between the Auditors and the Company (to assess the Auditors’ independence).

b. Ensure that the Auditors prepare and deliver, at least annually, a written statement delineating all relationships between the Auditors and the Company, consistent with Independence Standards Board Standard 1. The Committee shall actively engage in a dialogue with the Auditors with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the Auditors. If the Committee determines that further inquiry is advisable, the Committee shall take appropriate action in response to the Auditors’ report to satisfy itself of the Auditors’ independence.

c. Confirm with the Auditors that the Auditors are in compliance with the partner rotation requirements established by the SEC.

d. If applicable, consider whether the Auditors’ provision of non-audit services to the Company is compatible with maintaining the independence of the Auditors.

e. Assess the Auditors’ scope and approach for the annual audit, including the process for identifying and responding to key audit and internal control risks. Review significant reports to management prepared by the Auditors.

f. Obtain from and discuss with the Auditors, timely reports prepared by the Auditors regarding: (i) all accounting policies and practices that the Auditors identify as critical; (ii) all alternative treatments within generally accepted accounting principles for policies and practices that have been discussed among management and the Auditors and the ramifications of such alternative disclosures and treatments, and the treatment preferred by the Auditor; (iii) all other material written communications between the Auditors and management of the Company, such as any management letter, management representation letter, reports on observations and recommendations on internal controls, Auditors’ engagement letter, Auditors’ independence letter, schedule of unadjusted differences and a listing of adjustments and reclassifications not recorded, if any; and (iv) any changes in the accounting policies and practices of the Company or any changes (or initiatives or proposals to change) of any accounting or financial reporting rules that could reasonably be expected to have a material impact on the Company’s financial statements.

g. Review the internal audit function of the Company including: its independence, the authority of its reporting relationships, the adequacy of qualifications and resources, and review and concur in the appointment, replacement, reassignment, or dismissal of the senior internal auditor.

h. Review and approve internal audit activities including: the internal audit charter, internal audit plan, status of internal audit projects, and the summaries of completed internal audits.

i. Meet with the senior internal auditor to discuss the conclusions and recommendations of any reports prepared by him or her for the Committee and any other matters brought to the attention of the Committee by the senior internal auditor.

j. Evaluate the cooperation received by the Auditors during their audit examination, including any significant difficulties with the audit or any restrictions on the scope of their activities or access to required records, data and information, significant disagreements with management and management’s response, if any.

C.	Financial Statements and Internal Controls
      1. Review the annual audited financial statements with management and the external independent auditor prior to the filing of the Company’s Form 10-K. Determine that the Auditors are satisfied with the disclosure and content of the financial statements, including the nature and extent of any significant changes in accounting principles.
      2. Discuss with the Auditors the matters required to be discussed by Statement on Auditing Standards No. 61 as then in effect including, among others, (i) the methods used to account for any significant unusual transactions reflected in the audited financial statements; (ii) the effect of significant accounting policies in any controversial or emerging areas for which there is a lack of authoritative guidance or a consensus to be followed by the outside auditor; (iii) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and (iv) any disagreements with management over the application of accounting principles, the basis for management’s accounting estimates or the disclosures in the financial statements.
      3. Based on the review and discussions referenced above, and based on the disclosures received from the Auditors regarding its independence and discussions with the Auditors regarding such independence, recommend to the Board whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K for the fiscal year subject to the audit.
      4. Review with management and the Auditors the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including discussing with the external independent auditors the scope and results of their required quarterly review procedures.
      5. Discuss with financial management and the Auditors their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices, significant financial reporting issues, or disputes regarding the treatment of GAAP or of the Company’s critical accounting policies that were made in connection with the preparation of the Company’s financial statements.
      6. Review with management and the Auditors the effect of regulatory and accounting initiatives on the Company’s financial statements, as well as the presence of any off-balance sheet structures or related-party transactions.

      7. Consider and review with management, the internal audit function, and the Auditors:

a. The effectiveness of, or weaknesses in, the Company’s internal controls including the status and adequacy of information systems and security.

b. Any related significant findings and recommendations of the Auditors and the internal auditors, together with management’s responses, including the timetable for implementation of recommendations to correct weaknesses in the internal controls.
      8. Review and discuss among themselves, in executive session, without management present, and with or without the Auditors present, the financial information and control structure of the Company, and such other matters as the Committee shall deem necessary or prudent in the performance of its obligations.

D.	Legal, Compliance and Ethics
      1. Require management to report on procedures that provide assurance that the Company’s mission, values, and code of ethics are properly communicated to all employees.
      2. Discuss with management and the Auditors any correspondence from or with regulators or governmental agencies, any employee complaints or any published reports that raise material issues regarding the Company’s financial statements, financial reporting process, accounting policies or internal audit function.
      3. Discuss with management the Company’s policies and procedures with respect to transactions between the Company and officers and directors, or affiliates of officers or directors. Review and approve transactions between the Company and related parties, as defined by the applicable requirements of the Sarbanes Oxley Act, Nasdaq, and the SEC.
      4. Meet with the Company’s legal counsel to review any legal matters that may have a significant impact on the Company’s overall financial statements.
      5. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls or auditing matters. Establish procedures for the confidential and anonymous submission by employees regarding questionable accounting or auditing matters.
      6. Discuss with management the Company’s policies with respect to risk assessment and risk management, and the Company’s significant financial risk exposures and the actions management has taken to limit, monitor or control such exposures.

Appendix B
THE 2003 INCENTIVE AWARD PLAN
OF
GEN-PROBE INCORPORATED
Originally Adopted by the Board of Directors on March 3, 2003
Amendment Adopted by Board of Directors on May 13, 2003
Originally Approved by the Stockholders on May 29, 2003
Amendment and Restatement Adopted by Board of Directors on February 9, 2006
Amendment and Restatement Approved by the Stockholders on                     , 200
      Gen-Probe Incorporated, a Delaware corporation, has adopted The 2003 Incentive Award Plan of Gen-Probe Incorporated (the “Plan”) for the benefit of its eligible Employees, Consultants and Directors.
      The purposes of the Plan are as follows:
      (1) To provide an additional incentive for Directors, Employees and Consultants (as such terms are defined below) to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.
      (2) To enable the Company to obtain and retain the services of Directors, Employees and Consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.
ARTICLE I.
DEFINITIONS
      1.1.     General. Whenever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.
      1.2.     Administrator. “Administrator” shall mean the entity that conducts the general administration of the Plan as provided herein. With reference to the administration of the Plan with respect to Options and shares of Restricted Stock granted to Independent Directors, the term “Administrator” shall refer to the Board. With reference to the administration of the Plan with respect to any other Awards, the term “Administrator” shall refer to the Committee, except to the extent the Board has assumed the authority for administration of the Plan as provided in Section 9.2.
      1.3.     Award. “Award” shall mean an Option, a Restricted Stock award or a Stock Appreciation Right which may be awarded or granted under the Plan (collectively, “Awards”).
      1.4.     Award Agreement. “Award Agreement” shall mean a written agreement executed by an authorized officer of the Company and the Holder, which shall contain such terms and conditions with respect to an Award, as the Administrator shall determine, consistent with the Plan.
      1.5.     Award Limit. “Award Limit” shall mean Five Hundred Thousand (500,000) shares of Common Stock, as adjusted pursuant to Section 10.3 of the Plan.
      1.6.     Board. “Board” shall mean the Board of Directors of the Company.
      1.7.     Change in Control. “Change in Control” shall mean a change in ownership or control of the Company effected through any of the following transactions:

(a) any person or related group of persons (other than the Company or a person that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer for securities of the Company;

(b) there is a change in the composition of the Board over a period of thirty-six (36) consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board;

(c) a merger or consolidation of the Company with any other corporation (or other entity), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or another entity) more than 66 2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 25% of the combined voting power of the Company’s then outstanding voting securities shall not constitute a Change in Control; or

(d) a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

      1.8.     Code. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.
      1.9.     Committee. “Committee” shall mean the Board, or Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 9.1.
      1.10.     Common Stock. “Common Stock” shall mean the Common Stock of the Company, par value $0.0001 per share.
      1.11.     Company. “Company” shall mean Gen-Probe Incorporated, a Delaware corporation.
      1.12.     Consultant. “Consultant” shall mean any consultant or adviser (other than an Employee) if:

(a) the consultant or adviser renders bona fide services to the Company;

(b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and

(c) the consultant or adviser is a natural person who has contracted directly with the Company to render such services.
      1.13.     Director. “Director” shall mean a member of the Board, whether such Director is an Employee or an Independent Director.
      1.14.     DRO. “DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.
      1.15.     Employee. “Employee” shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.
      1.16.     Exchange Act. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

      1.17.     Fair Market Value. “Fair Market Value” shall mean, as of any date, the value of the Common Stock determined as follows:

(a) If the Common Stock is listed on any established stock exchange or traded on The Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported by The Nasdaq Stock Market or such other source as the Board deems reliable.

(b) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.
      1.18.     Holder. “Holder” shall mean a person who has been granted or awarded an Award.
      1.19.     Incentive Stock Option. “Incentive Stock Option” shall mean an Option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.
      1.20.     Independent Director. “Independent Director” shall mean a member of the Board who is not an Employee.
      1.21.     Non-Qualified Stock Option. “Non-Qualified Stock Option” shall mean an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
      1.22.     Option. “Option” shall mean a stock option granted under Article IV of the Plan. An Option granted under the Plan shall, as determined by the Administrator, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and Consultants shall be Non-Qualified Stock Options.
      1.23.     Performance Criteria. “Performance Criteria” shall mean the following business criteria with respect to the Company, any Subsidiary or any division or operating unit: (a) net income, (b) pre-tax income, (c) operating income, (d) cash flow, (e) earnings per share, (f) return on equity, (g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations, (j) appreciation in the Fair Market Value of Common Stock and (k) earnings before any one or more of the following items: interest, taxes, depreciation or amortization.
      1.24.     Plan. “Plan” shall mean The 2003 Incentive Award Plan of Gen-Probe Incorporated.
      1.25.     Restricted Stock. “Restricted Stock” shall mean Common Stock awarded under Article VII of the Plan.
      1.26.     Rule 16b-3. “Rule 16b-3” shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.
      1.27.     Section 162(m) Employee. “Section 162(m) Employee” shall mean any Employee designated by the Administrator as an Employee whose compensation for the fiscal year in which the Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.
      1.28.     Securities Act. “Securities Act” shall mean the Securities Act of 1933, as amended.
      1.29.     Stock Appreciation Right. “Stock Appreciation Right” shall mean a stock appreciation right granted under Article VIII of the Plan.
      1.30.     Subsidiary. “Subsidiary” shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      1.31.     Substitute Award. “Substitute Award” shall mean an Option granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by another company or entity in connection with a corporate or similar transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an option granted in connection with the cancellation and repricing of an Option.
      1.32.     Termination of Consultancy. “Termination of Consultancy” shall mean the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death, disability or retirement; but excluding terminations where there is a simultaneous engagement by or commencement of employment with the Company or any Subsidiary or a parent corporation thereof (within the meaning of Section 422 of the Code). The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant’s service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.
      1.33.     Termination of Directorship. “Termination of Directorship” shall mean the time when a Holder who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, removal, failure to be re-elected, death, disability or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.
      1.34.     Termination of Employment. “Termination of Employment” shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (a) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary or a parent corporation thereof (within the meaning of Section 422 of the Code), (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.
ARTICLE II.
SHARES SUBJECT TO PLAN
      2.1.     Shares Subject to Plan.
      (a) The shares of stock subject to Awards shall be Common Stock, subject to Section 10.3 of the Plan. The aggregate number of such shares which may be issued upon exercise of such Options or rights or upon any such Awards under the Plan shall not exceed Eight Million (8,000,000) shares. No additional shares may be authorized for issuance under the Plan without stockholder approval (subject to adjustment as set forth in Section 10.3). The shares of Common Stock issuable upon exercise of such Options or rights or upon any such Awards may be either previously authorized but unissued shares or treasury shares.

      (b) Subject to Section 2.2, the number of shares available for issuance under the Plan shall be reduced by: (i) one (1) share for each share of stock issued pursuant to (A) an Option granted under Article IV, (B) an award of Restricted Stock under Article VII granted prior to May 17, 2006 and (C) a Stock Appreciation Right granted under Article VIII with respect to which the strike price is at least one hundred percent (100%) of the Fair Market Value of the underlying Common Stock on the date of grant; and (ii) two (2.0) shares for each share of Common Stock issued pursuant to an award of Restricted Stock under Article VII granted after May 17, 2006.
      (c) The maximum number of shares of Common Stock which may be subject to Awards granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options that are canceled continue to be counted against the Award Limit.
      2.2.     Add-Back of Options and Other Rights. If any Option or other right to acquire shares of Common Stock under any other Award under the Plan expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by the Plan, then the number of shares of Common Stock subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration or cancellation may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1; provided that to the extent there is issued a share of Common Stock pursuant to an Award that counted as two (2.0) shares against the number of shares available for issuance under the Plan pursuant to Section 2.1(b) and such share of Common Stock again becomes available for issuance under the Plan pursuant to this Section 2.2, then the number of shares of Common Stock available for issuance under the Plan shall increase by two (2.0) shares. Furthermore, any shares subject to Awards which are adjusted pursuant to Section 10.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Holder or withheld by the Company upon the exercise of any Award under the Plan, in payment of the exercise price thereof or tax withholding thereon, may not again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any shares of Restricted Stock are surrendered by the Holder or repurchased by the Company pursuant to Section 7.4 or 7.5 hereof, such shares may again be optioned, granted or awarded hereunder, subject to the provisions of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an “incentive stock option” under Section 422 of the Code.
ARTICLE III.
GRANTING OF AWARDS
      3.1.     Award Agreement. Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.
      3.2.     Provisions Applicable to Section 162(m) Employees.
      (a) The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.
      (b) Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Section 162(m) Employee that vests or becomes exercisable or payable upon the attainment of performance goals which are related to one or more of the Performance Criteria, including Restricted Stock the restrictions to which lapse upon the obtainment of performance goals which are related to one or more of the Performance Criteria.

      (c) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Article VII which may be granted to one or more Section 162(m) Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Employees, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service, and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each Section 162(m) Employee for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Employee, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.
      (d) Furthermore, notwithstanding any other provision of the Plan, any Award that is granted to a Section 162(m) Employee and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan and such Awards shall be deemed amended to the extent necessary to conform to such requirements.
      3.3.     Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.
      3.4.     At-Will Employment. Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Consultant for, the Company or any Subsidiary, or as a Director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment or consulting agreement between the Holder and the Company and any Subsidiary.
ARTICLE IV.
GRANTING OF OPTIONS TO EMPLOYEES,
CONSULTANTS AND INDEPENDENT DIRECTORS
      4.1.     Eligibility. Any Employee or Consultant selected by the Committee pursuant to Section 4.4(a)(i) shall be eligible to be granted an Option. Any Independent Director selected by the Board pursuant to Section 4.5(a)(i) shall be eligible to be granted an Option. All grants shall be made at the discretion of the Committee or the Board, as the case may be, and no person shall be entitled to a grant of an Option as a matter of right.
      4.2.     Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.
      4.3.     Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee.
      4.4.     Granting of Options to Employees and Consultants.
      (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

(i) Select from among the Employees or Consultants (including Employees or Consultants who have previously been granted Awards under the Plan) such of them as in its opinion should be granted Options;

(ii) Subject to the Award Limit, determine the number of shares of Common Stock to be subject to such Options granted to the selected Employees or Consultants;

(iii) Subject to Section 4.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

(iv) Determine the terms and conditions of such Options, consistent with the Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.
      (b) Upon the selection of an Employee or Consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate, and the Committee shall authorize one or more of the officers of the Company to prepare, execute and deliver the Award Agreement with respect to such Option.
      (c) Any Incentive Stock Option granted under the Plan may be modified by the Committee, with the consent of the Holder, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code.
      4.5.     Granting of Options to Independent Directors.
      (a) Subject to Section 4.5(b), the Board shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

(i) Determine whether to grant Options to Independent Directors, and, in the event Options are so granted, select from among the Independent Directors (including Independent Directors who have previously been granted Awards under the Plan) such of them as in its opinion should be granted Options;

(ii) Subject to the Award Limit, determine the number of shares of Common Stock to be subject to such Options granted to the selected Independent Directors; and

(iii) Determine the terms and conditions of such Options, consistent with the Plan.
      (b) Upon the selection of an Independent Director to be granted an Option, and the grant of an Option to an Independent Director, the Board shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate, and the Board shall authorize one or more officers of the Company to prepare, execute and deliver the Award Agreement with respect to such Option.
      4.6.     Options in Lieu of Cash Compensation. Options may be granted under the Plan to Employees and Consultants in lieu of cash bonuses that would otherwise be payable to such Employees and Consultants and to Independent Directors in lieu of directors’ fees that would otherwise be payable to such Independent Directors, pursuant to such policies that may be adopted by the Administrator from time to time.
ARTICLE V.
TERMS OF OPTIONS
      5.1.     Option Price. The price per share of the shares of Common Stock subject to each Option granted to Employees and Consultants shall be set by the Committee; provided, however, that such price shall be no less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted, and:

(a) in the case of Incentive Stock Options, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code; and

(b) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).
      5.2.     Option Term. The term of an Option granted to an Employee or Consultant shall be set by the Committee in its absolute discretion; provided, however, that the term shall not be more than ten (10) years from the date the Option is granted; provided, further, however, that the term of any Option granted after May 17, 2006 shall not be more than seven (7) years from the date the Option is granted; and, provided, further, that, in the case of Incentive Stock Options, the term shall not be more than five (5) years from the date the Incentive Stock Option is granted if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Holder, or amend any other term or condition of such Option relating to such a termination; provided, however, that any extended term shall not be more than seven (7) years from the date the Option is granted.
      5.3.     Option Vesting
      (a) The period during which the right to exercise, in whole or in part, an Option granted to an Employee or a Consultant vests in the Holder shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that except for Options that vest based upon the satisfaction of performance targets, which shall vest over a period of not less than one (1) year, and except as provided in Sections 10.3 and 10.4, no Option granted to an Employee or a Consultant shall vest at a rate more favorable to the Holder than on a monthly pro-rata basis over a three (3)-year period measured from the date of grant. Subject to the provisions of the prior sentence, at any time after grant of an Option, the Committee may, in its absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee or Consultant vests and becomes exercisable.
      (b) No portion of an Option granted to an Employee or Consultant which is unexercisable at Termination of Employment or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Award Agreement or by action of the Committee following the grant of the Option.
      (c) To the extent that the aggregate Fair Market Value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation (within the meaning of Section 422 of the Code) of the Company), exceeds $100,000, such Options or other options shall be treated as non-qualified stock options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options or other options into account in the order in which they were granted. For purposes of this Section 5.3(c), the Fair Market Value of stock shall be determined as of the time the Option or other options with respect to such stock is granted.
      5.4.     Terms of Options Granted to Independent Directors. The price per share of the shares subject to each Option granted to an Independent Director shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted. The period during which the right to exercise, in whole or in part, an Option granted to an Independent Director vests in the Holder shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. The term of each Option granted to an Independent Director shall be determined by the Administrator and shall be no greater than ten(10) years from the date the Option is granted; provided, however, that the term of any Option granted after May 17, 2006 shall not be more than seven (7) years from the date the Option is granted. No portion of an Option which is unexercisable at Termination of Directorship shall thereafter become exercisable. Options granted to Independent Directors under Section 4.5 shall be subject to such other terms and conditions as are determined by the Administrator.
      5.5.     Substitute Awards. Notwithstanding the foregoing provisions of this Article V to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of:

(a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award; over

(b) the aggregate exercise price thereof; does not exceed the excess of;

(c) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company; over

(d) the aggregate exercise price of such shares.
      5.6.     Restrictions on Common Stock.
      The Administrator may, in its sole discretion, provide under the terms of an Option that shares of Common Stock purchased upon exercise of such Option shall be subject to repurchase from the Holder by the Company, or shall be subject to such restrictions as the Administrator shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company and the Subsidiaries, Company performance and individual performance; provided, however, that with respect to Employees or Consultants, except for Common Stock issued upon the exercise of Options that vest based upon the satisfaction of performance targets, under which such repurchase right shall lapse over a period of not less than one (1) year, and except as provided in Sections 10.3 and 10.4, such repurchase right shall lapse at a rate no more favorable to the Holder than on a monthly pro-rata basis over a three (3)-year period measured from the date of grant; provided further, however, that, by action taken before or after the Common Stock is purchased upon exercise of the Option, the Administrator may, on such terms and conditions as it may determine to be appropriate, terminate the Company’s repurchase right or remove any or all of the restrictions imposed by the terms of the Award Agreement. The Company’s right to repurchase the Common Stock from the Holder then subject to the right shall provide that immediately upon a Termination of Employment, a Termination of Consultancy, or a Termination of Directorship, as applicable, and for such period as the Administrator shall determine, the Company shall have the right to purchase the Common Stock at a price per share equal to the price paid by the Holder for such Common Stock, or such other price as is determined by the Administrator; provided, however, that, in the event of a Change in Control, such right of repurchase shall terminate immediately prior to the effective date of such Change in Control. Shares of Common Stock purchased upon the exercise of an Option may not be sold, transferred or encumbered until any repurchase right and any and all restrictions are terminated or expire. The Secretary of the Company or such other escrow holder as the Administrator may appoint shall retain physical custody of each certificate representing such shares of Common Stock until the repurchase right and any and all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate terminate, expire or shall have been removed. In order to enforce the restrictions imposed upon shares of Common Stock hereunder, the Administrator shall cause a legend or legends to be placed on certificates representing all shares of Common Stock that are still subject to any repurchase right or restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby. If a Holder makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Common Stock as of the date of transfer of the Common Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.
ARTICLE VI.
EXERCISE OF OPTIONS
      6.1.     Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.
      6.2.     Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

(a) A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

(b) Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c) In the event that the Option shall be exercised pursuant to Section 10.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

(d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator, may in its sole and absolute discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Holder for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of a notice that the Holder has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale; or (v) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii) and (iv).

      6.3.     Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

(b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

(c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

(d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

(e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 6.2(d).
      6.4.     Rights as Stockholders. Holders shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Holders.
      6.5.     Ownership and Transfer Restrictions. The Administrator, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Holder shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder or (b) one year after the transfer of such shares to such Holder.
      6.6.     Limitations on Exercise of Options Granted to Independent Directors. No Option granted to an Independent Director may be exercised to any extent by anyone after the first to occur of the following events:

(a) The expiration of 12 months from the date of the Holder’s death;

(b) The expiration of 12 months from the date of the Holder’s Termination of Directorship by reason of his or her permanent and total disability (within the meaning of Section 22(e)(3) of the Code); or

(c) Except as otherwise provided in any Award Agreement, the expiration of three months from the date of the Holder’s Termination of Directorship for any reason other than such Holder’s death or his or her permanent and total disability, unless the Holder dies within said three-month period.
      6.7.     Additional Limitations on Exercise of Options. Holders may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.
ARTICLE VII.
AWARD OF RESTRICTED STOCK
      7.1.     Eligibility. Subject to the Award Limit, Restricted Stock may be awarded to any Employee or Consultant who the Committee determines should receive such an Award.
      7.2.     Award of Restricted Stock.

      (a) The Committee may from time to time, in its absolute discretion:

(i) Select from among the Employees or Consultants (including Employees or Consultants who have previously been granted other Awards under the Plan) such of them as in its opinion should be awarded Restricted Stock; and

(ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with the Plan.
      (b) The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.
      (c) Upon the selection of an Employee or Consultant to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate, and the Committee shall authorize one or more officers of the Company to prepare, execute and deliver the Award Agreement with respect to such Restricted Stock.
      7.3.     Rights as Stockholders. Subject to Section 7.4, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 7.6, the Holder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.4.
      7.4.     Restriction. All shares of Restricted Stock issued under the Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Committee shall provide, if any, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that with respect to shares of Restricted Stock granted to Employees or Consultants, except for shares of Restricted Stock that vest based upon the satisfaction of performance targets, under which such restrictions shall lapse over a period of not less than one (1) year, and except in the event of the Holder’s death or disability and except as provided in Sections 10.3 and 10.4, such restrictions shall lapse at a rate no more favorable to the Holder than on a monthly pro-rata basis over a three (3)-year period measured from the date of grant; provided further, however, that, except with respect to shares of Restricted Stock granted to Section 162(m) Employees, by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement subject to the limitations contained herein. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no consideration was paid by the Holder upon issuance, a Holder’s rights in unvested Restricted Stock shall lapse, and such Restricted Stock shall be surrendered to the Company without consideration, upon Termination of Employment or, if applicable, upon Termination of Consultancy with the Company; provided, however, that the Committee in its sole and absolute discretion may provide that such rights shall not lapse in the event of a Termination of Employment because of the Holder’s death or disability.
      7.5.     Repurchase of Restricted Stock. The Committee shall provide in the terms of each individual Award Agreement that the Company shall have the right to repurchase from the Holder the Restricted Stock then subject to restrictions under the Award Agreement immediately upon a Termination of Employment or, if applicable, upon a Termination of Consultancy between the Holder and the Company, at a cash price per share equal to the price paid by the Holder for such Restricted Stock; provided, however, that the Committee in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment following a “change of ownership or control” (within the meaning of Treasury

Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder’s death or disability; provided, further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Employees, the Committee in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment or a Termination of Consultancy without cause or following any Change in Control of the Company or because of the Holder’s retirement, or otherwise.
      7.6.     Escrow. The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.
      7.7.     Legend. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.
      7.8.     Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.
      7.9.     Restricted Stock in Lieu of Cash Compensation. Notwithstanding anything herein to the contrary, shares of Restricted Stock may be granted to Independent Directors in lieu of directors’ fees which would otherwise be payable to such Independent Directors pursuant to such policies as may be adopted by the Administrator from time to time.
ARTICLE VIII.
STOCK APPRECIATION RIGHTS
      8.1.     Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any Employee or Consultant selected by the Committee. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.
      8.2.     Coupled Stock Appreciation Rights.
      (a) A Coupled Stock Appreciation Right (“CSAR”) shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.
      (b) A CSAR may be granted to the Holder for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.
      (c) A CSAR shall entitle the Holder (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.
      8.3.     Independent Stock Appreciation Rights.
      (a) An Independent Stock Appreciation Right (“ISAR”) shall be unrelated to any Option and shall have a term set by the Committee; provided, however, that the term shall not be more than seven (7) years from the date the ISAR is granted. An ISAR shall be exercisable in such installments as the Committee may determine; provided, however, that except for ISARs that vest based upon the satisfaction of performance targets, which shall vest over a period of not less than one (1) year, and except as provided in Sections 10.3 and 10.4, no ISAR shall become exercisable at a rate more favorable to the Holder than on a monthly pro-rata basis over a three (3)-year period measured from the date of grant. Subject to the provisions of the prior sentence, at any time after grant of an ISAR, the Committee may, in its absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee or Consultant vests and becomes exercisable. An ISAR shall cover such number of shares of Common Stock as the Committee may determine. The exercise price per share of Common Stock subject to each ISAR shall be set by the Committee. An ISAR is exercisable only while the Holder is an Employee or Consultant; provided that the Committee may determine that the ISAR may be exercised subsequent to Termination of Employment or Termination of Consultancy without cause, or following a Change in Control of the Company, or because of the Holder’s retirement, death or disability, or otherwise.
      (b) An ISAR shall entitle the Holder (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.
      8.4.     Payment and Limitations on Exercise.
      (a) Payment of the amounts determined under Section 8.2(c) and 8.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of Section 6.3 above pertaining to Options.
      (b) Holders of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Committee.
ARTICLE IX.
ADMINISTRATION
      9.1.     Committee. The Committee shall be the Compensation Committee of the Board, unless the Board specifically assumes the functions of the Committee or appoints another committee to assume such functions.
      9.2.     Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Award Agreements, and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time assume any and all rights and duties of the Committee under the Plan, except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors.
      9.3.     Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

      9.4.     Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company’s officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.
ARTICLE X.
MISCELLANEOUS PROVISIONS
      10.1.     Not Transferable. No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed. No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.
      During the lifetime of the Holder, only he may exercise an Option or other Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of with the consent of the Administrator pursuant to a DRO. After the death of the Holder, any exercisable portion of an Option or other Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Holder’s will or under the then applicable laws of descent and distribution.
      Notwithstanding the foregoing provisions of this Section 10.1, the Administrator, in its sole discretion, may determine to grant a Non-Qualified Stock Option which, by its terms as set forth in the applicable Award Agreement, may be transferred by the Holder, in writing and with prior written notice to the Administrator, to any one or more Permitted Transferees (as defined below), subject to the following terms and conditions: (a) a Non-Qualified Stock Option transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (b) any Non-Qualified Stock Option which is transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Non-Qualified Stock Option as applicable to the original Holder (other than the ability to further transfer the Non-Qualified Stock Option); and (c) the Holder and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation, documents to: (i) confirm the status of the transferee as a Permitted Transferee, (ii) satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws and (iii) evidence the transfer. For purposes of this Section, “Permitted Transferee” shall mean, with respect to a Holder, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons (or the Holder) control the management of assets, and any other entity in which these persons (or the Holder) owns more than fifty percent (50%) of the voting interests, or any other transferee specifically approved by the Administrator after taking into account any state or federal tax or securities laws applicable to transferable Non-Qualified Stock Options.

      10.2.     Amendment, Suspension or Termination of the Plan.
      (a) Except as otherwise provided in this Section 10.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, without approval of the Company’s stockholders given within twelve months before or after the action by the Board, no action of the Board may, except as provided in Section 10.3, increase the limits imposed in Section 2.1 on the maximum number of shares that may be issued under the Plan.
      (b) No amendment, suspension or termination of the Plan shall, without the consent of the Holder alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides.
      (c) No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Option be granted under the Plan after the first to occur of the following events:

(i) The expiration of ten years from the date the Plan is adopted by the Board; or

(ii) The expiration of ten years from the date the Plan is approved by the Company’s stockholders under Section 10.5.
      (d) To the extent required by applicable law or listing requirements, stockholder approval shall be required for any amendment of the Plan that either (i) materially expands the class of individuals eligible to receive Awards under the Plan, (ii) materially increases the benefits accruing to Employees and Consultants under the Plan or materially reduces the price at which shares may be issued or purchased under the Plan, (iii) materially extends the term of the Plan, or (iv) expands the types of Awards available for issuance under the Plan.
      10.3.     Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.
      (a) Subject to Section 10.3(d), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator’s sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

(i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit);

(ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; and

(iii) the grant or the exercise price with respect to any Award.
      (b) Subject to Sections 10.3(d) and 10.4, in the event of any transaction or event described in Section 10.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event (any such action applied to Employees and former Employees to be applied uniformly) and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i) to provide for either the cancellation of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested, or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

(ii) to provide that the Award cannot vest, be exercised or become payable after such event;

(iii) to provide that such Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 5.3 or 5.4 or the provisions of such Award;

(iv) to provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(v) to make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future; and

(vi) to provide that, for a specified period of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock or Common Stock may be terminated and some or all shares of such Restricted Stock or Common Stock may cease to be subject to repurchase after such event.
      (c) Subject to Sections 10.3(d), 3.2 and 3.3, the Administrator may, in its discretion, include such further provisions and limitations in any Award, Award Agreement or certificate, as it may deem equitable and in the best interests of the Company.
      (d) With respect to Awards that are granted to Section 162(m) Employees and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 10.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section 162(m)(4)(C) or any successor provisions thereto. No adjustment or action described in this Section 10.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded to the next whole number.
      (e) The existence of the Plan, any Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
      10.4.     Change in Control. Notwithstanding any other provision of the Plan, in the event of a Change in Control, each outstanding Award shall, immediately prior to the effective date of the Change in Control, automatically become fully exercisable for all of the shares of Common Stock at the time subject to such Award and may be exercised for any or all of those shares as fully-vested shares of Common Stock.
      10.5.     Approval of Plan by Stockholders. The Plan shall be submitted for the approval of the Company’s stockholders within twelve months after the date of the Board’s initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval; provided, however, that such Awards shall not be exercisable nor shall such Awards vest prior to the time when the Plan is approved by the stockholders; and provided, further, that if such approval has not been obtained at the end of said twelve-month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void. In addition, if the Board determines that Awards other than Options or Stock Appreciation Rights which may be granted to Section 162(m) Employees should continue to be eligible to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, the Performance Criteria must be disclosed to and approved by the Company’s stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company’s stockholders previously approved the Performance Criteria.
      10.6.     Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Award. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Common Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Holder of such Award within six months after such shares of Common Stock were acquired by the Holder from the Company) in order to satisfy the Holder’s federal and state income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal and state tax income and payroll tax purposes that are applicable to such supplemental taxable income.
      10.7.     Forfeiture Provisions. Subject to the limitations of applicable law, pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written instrument, that if (a)(i) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (ii) the Holder incurs a Termination of Employment, Termination of Consultancy or Termination of Directorship for cause, then (b) (i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any exercise of the Award, or upon the receipt or resale of any Common Stock underlying any Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited.
      10.8.     Effect of Plan upon Options and Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.
      10.9.     Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.
      10.10.     Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of share of Common Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares of Common Stock as to which such requisite authority shall not have been obtained.
      10.11.     Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan.
      10.12.     Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.
      10.13.     Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of California without regard to conflicts of laws thereof.
      10.14.     Cancellation and Re-Grant of Awards. Neither the Administrator, the Board nor the Committee shall have the authority to: (i) reprice any outstanding Awards under the Plan, or (ii) cancel and re-grant any outstanding Awards under the Plan, unless the stockholders of the Company have approved such an action.
* * *
      I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Gen-Probe Incorporated on March 3rd, 2003, and adopted as amended and restated on February 9, 2006.
      Executed on this 1st day of March, 2006.

/s/ R. William Bowen

R. William Bowen
Secretary
* * *
      I hereby certify that the foregoing Plan was duly approved by the stockholders of Gen-Probe Incorporated on May 29, 2003 and approved as amended and restated on                     , 2006.
      Executed on this      day of                     , 2006.

R. William Bowen
Secretary

PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
GEN-PROBE INCORPORATED
     The undersigned hereby appoints Henry L. Nordhoff and Herm Rosenman, and each of them with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Gen-Probe Incorporated Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the company to be held at 10:00 a.m. on May 17, 2006 at Gen-Probe’s offices located at 10210 Genetic Center Drive, San Diego, CA 92121, or any adjournment thereof, with all powers which the undersigned would possess at the Annual Meeting.
     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for the election of the nominees in proposal 1, for proposal 2 and for proposal 3.
(Continued and to be marked, dated and signed, on the other side)
For the convenience of our Japanese stockholders, this proxy form is being produced in both English and Japanese. Please complete, sign and return only one proxy card in the language of your preference.

▲ FOLD AND DETACH HERE▲
Vote by Internet or Telephone or Mail 24 Hours a Day, 7 Days a Week
Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet
http://www.proxyvoting.com/gpro
Use the Internet to vote your proxy. Have your proxy card in hand when you access the website.

OR

Telephone
1-866-540-5760
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. Only USA, Canada & Puerto Rico stockholders can vote via telephone.

OR

Mail

Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope for stockholders in the USA, Canada and Puerto Rico.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
You can view the Annual Report, 10K and Proxy Statement on the Investor Relations section of Gen-Probe’s website located at www.gen-probe.com
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Proposals:
FOR
1.	To elect two directors for a three-year term to expire at the 2009 Annual Meeting of Stockholders. The present Board of Directors of the Company has nominated and recommends for election as director the following persons:	the nominees listed at left (except as marked to the contrary) ☐	WITHHOLD AUTHORITY to vote for the nominees listed at left ☐
01 John W. Brown 02 Henry L. Nordhoff

WITHHELD FOR (Write that nominee’s name in the space provided below).

Please mark your votes as indicated in this example	☒

		FOR	AGAINST	ABSTAIN
2.	To approve an amendment to The 2003 Incentive Award Plan of the Company to increase the number of shares of common stock authorized for issuance by 3,000,000 shares.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006.	☐	☐	☐

4.	To transact such other business as may be properly brought before the Annual Meeting or any adjournment thereof.

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

▲ FOLD AND DETACH HERE▲
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http://www.proxyvoting.com/gpro
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1-866-540-5760
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1.	[Japanese Translation of Proxy Card]	☐	☐

01 [Japanese Translation of Proxy Card]
02 [Japanese Translation of Proxy Card]

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2.	[Japanese Translation of Proxy Card]	☐	☐	☐
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3.	[Japanese Translation of Proxy Card]	☐	☐	☐
4.	[Japanese Translation of Proxy Card]

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